                                                                   EXHIBIT 10.34
                                                                   -------------




                                 COLLABORATION

                                      AND

                               LICENSE AGREEMENT

                                    BETWEEN

                              PHARMACOPEIA, INC.

                                      AND

                         BRISTOL-MYERS SQUIBB COMPANY

                         DATED AS OF NOVEMBER 26, 1997

                               TABLE OF CONTENTS
                               -----------------


                                                            Page
                                                            ----


BACKGROUND.........................................................................   1

ARTICLE 1            DEFINITIONS...................................................   1

ARTICLE 2            RESEARCH COLLABORATION........................................   8
     2.1             Nature of Collaboration; Research Collaboration Activities....   8
                     ----------------------------------------------------------
     2.2             Conduct of Research Collaboration.............................   8
                     ---------------------------------
     2.3             Annual Research Plans.........................................   9
                     ---------------------
     2.4             Term and Termination of Research Collaboration................  10
                     ----------------------------------------------
      2.4.1          Research Term.................................................  10
                     -------------
      2.4.2          Extension of Research Term....................................  10
                     --------------------------
      2.4.3          Termination of Research Collaboration.........................  10
                     -------------------------------------
      2.4.4          Effect of Termination.........................................  11
                     ---------------------
     2.5             Third Party Licenses..........................................  12
                     --------------------
     2.6             Exclusivity...................................................  12
                     -----------
     2.7             Records; Inspection Rights....................................  12
                     --------------------------
     2.8             Post-Research Collaboration Activities........................  12
                     --------------------------------------

ARTICLE 3            MANAGEMENT....................................................  13
     3.1             Research Steering Committee...................................  13
                     ---------------------------
     3.2             Membership....................................................  13
                     ----------
     3.3             Meetings......................................................  13
                     --------
     3.4             Decision Making...............................................  13
                     ---------------

ARTICLE 4            LIBRARIES.....................................................  14

     4.1             Collaboration Screening.......................................  14
                     -----------------------
     4.2             Library Exclusivity...........................................  14
                     -------------------
      4.2.1          Internal Libraries............................................  14
                     -------------------
      4.2.2          Collaboration Libraries.......................................  14
                     -----------------------
     4.3             Physical Ownership............................................  14
                     ------------------

ARTICLE 5            BMS SCREENING.................................................  14
     5.1             Screening of Collaboration Libraries by BMS Outside the Field.  14
                     --------------------------------------------------------------
      5.1.1          Co-Exclusive Access...........................................  14
                     -------------------
      5.1.2          Supply of Collaboration Libraries.............................  15
                     ---------------------------------
      5.1.3          Costs.........................................................  15
                     -----
     5.2             Right to Designate Other Compounds............................  15
                     ----------------------------------
     5.3             Designation of Other Compounds................................  15
                     ------------------------------


                        -----------------------------

                                                                         Page
                                                                         ----
  5.3.1       Decoding by Pharmacopeia..................................  16
              ------------------------
  5.3.2       Identification by BMS.....................................  16
              ---------------------
  5.3.3       Designation Date..........................................  16
              ----------------
  5.3.4       Designation Required......................................  16
              --------------------

ARTICLE 6     LICENSES..................................................  16
 6.1          License to Active Compounds and Corresponding Products....  16
              ------------------------------------------------------
 6.2          Other Compounds and Corresponding Products................  16
              ------------------------------------------
  6.2.1       License Grant.............................................  16
              -------------
  6.2.2       Limited Term..............................................  17
              ------------
  6.2.3       License Maintenance Payment...............................  18
              ---------------------------
 6.3          Sublicenses...............................................  18
              -----------
 6.4          Other Licenses............................................  18
              --------------
  6.4.1       Internal Library Compounds which are not Active Compounds.  18
              ---------------------------------------------------------
  6.4.2       Claimed Compounds Without the Claimed Activity............  19
              ----------------------------------------------
 6.5          Research Licenses.........................................  19
              -----------------
 6.6          Third Party Rights........................................  19
              ------------------
  6.6.1       Overlapping Rights........................................  19
              ------------------
  6.6.2       No Liability..............................................  20
              ------------
 6.7          Columbia Sublicense.......................................  20
              -------------------
 6.8          No Implied Licenses.......................................  20
              -------------------
 6.9          No Products Other than Products...........................  20
              -------------------------------

ARTICLE 7     PAYMENTS..................................................  20
 7.1          License Fee...............................................  20
              -----------
 7.2          Research Collaboration Funding............................  21
              ------------------------------
  7.2.1       Research Phase Payment Schedule...........................  21
              -------------------------------
  7.2.2       Research Phase IV.........................................  21
              -----------------
  7.2.3       Quarterly Payments........................................  21
              ------------------
  7.2.4       After the Initial Term....................................  21
              ----------------------
  7.2.5       No Withholding............................................  21
              --------------
 7.3          Milestones................................................  22
              ----------
  7.3.1       In the Field..............................................  22
              ------------
  7.3.2       Outside the Field.........................................  23
              -----------------
  7.3.3       Back-Up Compounds.........................................  23
              -----------------
 7.4          Royalties.................................................  23
              ---------
  7.4.1       Therapeutic Products......................................  23
              --------------------
  7.4.2       Trade Secret Royalties....................................  24
              ----------------------
  7.4.3       Single Royalty; Non-Royalty Sales.........................  24
              ---------------------------------

                         -----------------------------


                                                                         Page
                                                                         ----

  7.4.4       Royalty Term..............................................  24
              ------------
  7.4.5       Third Party Royalties.....................................  24
              ---------------------
 7.5          Diagnostic Products.......................................  24
              -------------------

ARTICLE 8     PAYMENTS; BOOKS AND RECORDS...............................  25
 8.1          Royalty Reports and Payments..............................  25
              ----------------------------
 8.2          Payment Method............................................  25
              --------------
 8.3          Currency Conversion.......................................  25
              -------------------
 8.4          Records; Inspection.......................................  25
              -------------------
 8.5          Tax Matters...............................................  26
              -----------
  8.5.1       Withholding Taxes.........................................  26
              -----------------
  8.5.2       Other Taxes...............................................  26
              -----------

ARTICLE 9     DUE DILIGENCE.............................................  26
 9.1          Due Diligence.............................................  26
              -------------
 9.2          Reports...................................................  26
              -------
 9.3          Reversion of Rights.......................................  27
              -------------------
  9.3.1       Termination of Licenses...................................  27
              -----------------------
  9.3.2       Grant Back................................................  27
              ----------
  9.3.3       Regulatory Filings........................................  27
              ------------------

ARTICLE 10    INTELLECTUAL PROPERTY.....................................  27
 10.1         Ownership of Inventions; Disclosure.......................  27
              -----------------------------------
 10.2         Patent Prosecution........................................  28
              ------------------
  10.2.1      Responsibilities..........................................  28
              ----------------
  10.2.2      Failure to Prosecute......................................  28
              --------------------
 10.3         Cooperation...............................................  29
              -----------
 10.4         Costs.....................................................  29
              -----
 10.5         Copies....................................................  30
              ------
 10.6         Enforcement and Defense...................................  30
              -----------------------
  10.6.1      Notice....................................................  30
              ------
  10.6.2      Joint Inventions..........................................  30
              ----------------
  10.6.3      BMS.......................................................  30
              ---
  10.6.4      Pharmacopeia..............................................  30
              ------------
  10.6.5      Cooperation; Costs and Recoveries.........................  31
              ---------------------------------
 10.7         Infringement Claims.......................................  31
              -------------------

ARTICLE 11    CONFIDENTIALITY...........................................  31
 11.1         Confidential Information..................................  31
              ------------------------
 11.2         Permitted Use and Disclosures.............................  32
              -----------------------------


                        -----------------------------


                                                                         Page
                                                                         ----

 11.3         Nondisclosure of Terms....................................  32
              ----------------------
 11.4         Publication...............................................  32
              -----------

ARTICLE 12    REPRESENTATIONS AND WARRANTIES.................  33
 12.1         Representations and Warranties of Both Parties.  33
              ----------------------------------------------
 12.2         Pharmacopeia...................................  34
              ------------
 12.3         Disclaimer.....................................  34
              ----------

ARTICLE 13    INDEMNIFICATION................................  35
 13.1         BMS............................................  35
              ---
 13.2         Pharmacopeia...................................  35
              ------------
 13.3         Procedure......................................  36
              ---------

ARTICLE 14    TERM AND TERMINATION...........................  36
 14.1         Term...........................................  36
              ----
 14.2         Termination for Breach.........................  36
              ----------------------
 14.3         Termination for Insolvency.....................  36
              --------------------------
 14.4         Termination Due to Acquisition.................  37
              ------------------------------
 14.5         Permissive Termination.........................  37
              ----------------------
 14.6         Effect of Breach or Termination................  37
              -------------------------------
  14.6.1      Accrued Rights and Obligations.................  37
              ------------------------------
  14.6.2      Return of Materials............................  37
              -------------------
  14.6.3      Post-Termination Product Sales.................  37
              ------------------------------
  14.6.4      Licenses.......................................  37
              --------
 14.7         Survival Sections..............................  38
              -----------------

ARTICLE 15    MISCELLANEOUS..................................  38
 15.1         Governing Laws.................................  38
              --------------
 15.2         Waiver.........................................  38
              ------
 15.3         Assignment.....................................  38
              ----------
 15.4         Independent Contractors........................  39
              -----------------------
 15.5         Compliance with Laws...........................  39
              --------------------
 15.6         Patent Marking.................................  39
              --------------
 15.7         Notices........................................  39
              -------
 15.8         Severability...................................  40
              ------------
 15.9         Advice of Counsel..............................  40
              -----------------
 15.10        Performance Warranty...........................  40
              --------------------
 15.11        Force Majeure..................................  40
              -------------
 15.12        Complete Agreement.............................  40
              ------------------
 15.13        Dispute Resolution.............................  40
              ------------------


                        -----------------------------

                                                              Page
                                                              ----

  15.13.1     Mediation......................................  40
              ---------
  15.13.2     Arbitration....................................  40
              -----------
 15.14        Non-Solicitation...............................  41
              ----------------
 15.15        Headings.......................................  41
              --------
 15.16        Counterparts...................................  41
              ------------

EXHIBIT A....................................................  43


                      COLLABORATION AND LICENSE AGREEMENT




     This COLLABORATION AND LICENSE AGREEMENT (the "Agreement"), executed as of November 26, 1997 (the "Execution Date"), is made by and between Pharmacopeia, Inc., a Delaware corporation, having a principal place of business at 101 College Road East, Princeton, New Jersey 08540 ("Pharmacopeia"), and Bristol-Myers Squibb Company, a Delaware corporation, having a principal place of business at Route 206 and Province Line Road, P.O. Box 4000, Princeton, New Jersey 08543-4000 ("BMS").



                                  BACKGROUND



     A. Pharmacopeia has developed novel, proprietary methods for the generation and screening of encoded compound libraries. Pharmacopeia believes that its technology, by rapidly producing diverse and targeted compound libraries will accelerate the drug discovery process and increase productivity of drug discovery programs;



     B. BMS and Pharmacopeia desire to collaborate to prepare and screen compound libraries to identify compounds with [***]; and



     C. BMS wishes to acquire an exclusive license to develop and commercialize Products (as defined below), and Pharmacopeia wishes to grant to BMS such license, on the terms and conditions herein;



     NOW, THEREFORE, for and in consideration of the covenants, conditions and undertakings hereinafter set forth, it is agreed by and between the parties as follows:



                                   ARTICLE 1



                                  DEFINITIONS




     As used herein, the following terms will have the meanings set forth below:



     1.1  "Active Compound" shall mean any Library Compound which has activity
           ---------------
at a concentration of [***] against any Target that is identified prior to or during the Research Term.



     1.2  "Affiliate" of either Pharmacopeia or BMS shall mean any corporation
           ---------
or other business entity which, during the term of this Agreement, controls, is controlled by or is under common control with such party but only for so long as such entity controls, is controlled by, or is under common control with such party. For this purpose, control means the possession of the power to direct or cause the direction of the management and the policies of an entity

*** Information omitted and filed separately with the Commission under Rule 24b-2.

whether through ownership directly or indirectly of fifty percent (50%) or more of the stock entitled to vote, and for nonstock organizations, the right to receive over fifty percent (50%) of the profits by contract or otherwise, or if not meeting the preceding requirement, any company owned or controlled by or owning or controlling such party at the maximum control or ownership right permitted in the country where such entity exists.


     1.3  "Annual Research Plan" shall mean the written annual research plan,
           --------------------
determined by the Research Steering Committee pursuant to Section 2.3 below, governing the joint effort of the parties in conducting the Research Collaboration, including, without limitation, describing the information to be included in the quarterly and semi-annual reports being provided pursuant to
Section 2.2(d) and (e), which may be amended from time to time by the Research Steering Committee as it deems necessary or appropriate.



     1.4  "BMS Technology" shall mean any patent application or patent owned or
           --------------
controlled, in whole or in part, by BMS or its Affiliates or Sublicensees at any time during the term of this Agreement, that claims a Collaboration Compound, or method of use or process for the synthesis thereof, or composition-of-matter containing such Collaboration Compound.



     1.5  "Collaboration Compound" shall mean any Active Compound, Other
           ----------------------
Compound, or Derivative Compound.



     1.6  "Collaboration Library Compound" shall mean a Library Compound from a
           ------------------------------
Collaboration Library.



     1.7  "Columbia License" shall mean that certain License Agreement effective
           ----------------
as of July 16, 1993, as amended and restated as of October 6, 1995, entered by and between Pharmacopeia, Inc., the Trustees of Columbia University in the City of New York and the Cold Spring Harbor Laboratory.



     1.8  "Consumer Price Index" or "CPI" means the Consumer Price Index, All
           --------------------      ---
Urban Consumers, as published by the U.S. Bureau of Labor Statistics.



     1.9  "Core Countries" shall mean the United States, Canada, Europe (members
           --------------
of the European Patent Convention via European Patent Office Applications) and Japan.



     1.10  "Delivery Date" shall have the meaning set forth in Section 5.1.1
            -------------
below.



     1.11  "Derivative Compound" shall mean any compound made by or on behalf of
            -------------------
BMS or its Affiliates or Sublicensees or Pharmacopeia which:



           (i) results from a chemical synthesis program based on an Active Compound or an Other Compound;

           (ii) is based on structure-activity data relating to Library Compounds which are active or inactive in the Field; or



           (iii) is covered by the claims of any patent application or patent filed by either party, which patent application or patent discloses any compound in subsection (i) or (ii) above.



     "Derivative Compound" also includes any compound synthesized based on, or derived from, another Derivative Compound in any way set forth in subsections
(i), (ii) or (iii) above.



     1.12  "Designation Date" shall have the meaning set forth in Section 5.3.3
            ----------------
below.



     1.13  "Effective Date" shall have the meaning set forth in Section 2.3
            --------------
below.



     1.14  "FDA" shall mean the U.S. Food and Drug Administration, and any
            ---
successor thereto, or any corresponding foreign registration or regulatory authority.



     1.15  "Field" shall mean the diagnosis or therapeutic or prophylactic
            -----
treatment of diseases and conditions in humans and animals through the use of a compound that is [***] a Target.



     1.16  "Initial Term" shall mean the period commencing on the Effective Date
            ------------
and terminating on the third anniversary thereof.



     1.17  "IND" shall mean an Investigational New Drug application, as defined
            ---
in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder for initiating clinical trials in the United States, or any corresponding foreign application, registration or certification.



     1.18  "Lead Compound" shall mean (i) an Active Compound identified by
            -------------
Pharmacopeia as having [***] for a Target, as demonstrated by criteria defined in the applicable Annual Research Plan, or (ii) an Active Compound identified by Pharmacopeia or BMS prior to the Effective Date as having [***] for a Target, as demonstrated to the reasonable satisfaction of the Research Steering Committee.



     1.19  "Library" shall mean any chemical compound library prepared by or on
            -------
behalf of Pharmacopeia. Libraries shall be comprised of two (2) types, as follows:



          1.19.1  "Collaboration Library" shall mean a chemical compound library
                   ---------------------
prepared by Pharmacopeia during the Research Term specifically for the Research Collaboration.



          1.19.2  "Internal Library" shall mean a chemical compound library
                   ----------------
prepared by Pharmacopeia for use in Pharmacopeia's internal and external programs, including the Research Collaboration. It is understood that Pharmacopeia shall retain all rights to Internal Libraries screened in the Research Collaboration, except with respect to Active Compounds.

*** Information omitted and filed separately with the Commission under Rule 24b-2.

     1.20  "Library Compound" shall mean any compound that was, prior to the
            ----------------
Effective Date, or is, at any time during the Research Term, contained in an Internal Library or Collaboration Library.



     1.21  "Licensed Technology" shall mean any Patent Rights or Know-How owned
            -------------------
or controlled, in whole or in part, by Pharmacopeia, or developed in the course of and in connection with the Research Collaboration. It is understood that the Licensed Technology shall not include any technology proprietary to third parties or intellectual property owned or licensed to Pharmacopeia relating to the Columbia License or certain proprietary high throughput screening technology (the "Excluded Technology").



          1.21.1  "Patent Rights" shall mean (i) all patents and patent
                   -------------
applications existing as of the Effective Date, or covering inventions conceived and reduced to practice by Pharmacopeia alone or jointly with BMS during the term of the Research Collaboration or within one (1) year thereafter, that claim an Active Compound, Other Compound or Derivative Compound thereof, or method of use or process for the synthesis thereof or composition-of-matter containing such Active Compound, Other Compound or Derivative Compound thereof, and (ii) any divisions, continuations, continuations-in-part, reissues, reexaminations, extensions or other governmental actions which extend any of the subject matter of the patent applications or patents in (i) above, and any substitutions, confirmations, registrations or revalidations of any of the foregoing, in each case, which is owned or controlled, in whole or part, by license, assignment or otherwise by Pharmacopeia, to the extent Pharmacopeia has the right to license or sublicense the same, and subject to any limitations and prohibitions of such license or sublicense.



          1.21.2  "Know-How" shall mean all ideas, inventions, trade secrets,
                   --------
data, instructions, processes, formulas, expert opinions and information, including, without limitation, biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, clinical, safety, manufacturing and quality control data and information, existing as of the Effective Date, or developed by Pharmacopeia alone or jointly with BMS during the term of the Research Collaboration or within one (1) year thereafter, whether or not patentable, in each case, which is necessary for the synthesis, development and use of Active Compounds, Other Compounds or Derivative Compounds thereof and/or for the development, manufacture, use or sale or commercialization of Products, to the extent Pharmacopeia has the right to license or sublicense the same, and subject to any limitations and prohibitions of such license or sublicense. Know-How does not include any inventions otherwise included in the Patent Rights.



     1.22  "Major Country" shall mean any of the United States, Canada, Japan,
            -------------
the United Kingdom, France, Germany, Italy or Spain.

     1.23  "NDA" shall mean a New Drug Application, as defined in the U.S. Food,
            ---
Drug and Cosmetic Act and the regulations promulgated thereunder, or any corresponding foreign application, registration or certification.



     1.24  "Net Sales" shall mean the invoice price of Products sold by BMS or
            ---------
its Affiliates or Sublicensees to third parties, less, to the extent included in such invoice price the total of: (i) ordinary and customary trade, quantity and/or cash discounts actually allowed, including government managed care and other contract rebates, pharmacy incentive programs, including chargebacks of pharmacy or hospital performance incentive programs or similar programs; (ii) credits, rebates and returns (including, but not limited to, wholesaler and retailer returns); (iii) freight, postage, shipping insurance, and other transportation expenses paid for and separately identified on the invoice or other documentation maintained in the ordinary course of business, and (iv) sales, value-added and excise taxes, other consumption taxes, customs duties and compulsory payments to governmental authorities actually paid and separately identified on the invoice or other documentation maintained in the ordinary course of business. Net Sales shall also include the amount or fair market value of all other consideration received by BMS or its Affiliates or Sublicensees in respect of Products, whether such consideration is in cash, payment in kind, exchange or another form.



     With respect to Products sold in combination with other products by BMS or its Affiliates or Sublicensees in a capitation or bundled transaction (each, a "Bundled Transaction"), Net Sales of such Products shall be calculated in accordance with the following formula:


                                     [***]

*** Information omitted and filed separately with the Commission under Rule 24b-2.

                                     [***]

          The Average Selling Price shall be based on the actual average selling price of the applicable Product or product other than a Product, as the case may be, determined for the applicable period.


If a Product is not sold separately and no bona fide list price exists for such Product, the parties shall negotiate in good faith an imputed bona fide list price for such Product, and Net Sales with respect thereto shall be based on such imputed list price.


     1.25  "Optimized Lead Compound" shall mean any Active Compound or
            -----------------------
Derivative Compound that is optimized to meet the in vitro criteria for activity
                                                  -- -----
against a Target established in the applicable Annual Research Plan.



     1.26  "Other Compound" shall mean a Collaboration Library Compound, or a
            --------------
Derivative Compound thereof, identified by BMS as having activity against any target other than a Target and designated as an Other Compound as provided in
Section 5.3.



     1.27  "Phase I", "Phase II", and "Phase III" shall mean Phase I (or Phase
            -------    --------        ---------
I/II), Phase II (or Phase II/III), and Phase III clinical trials, respectively, in each case as prescribed by applicable FDA regulations, or any corresponding foreign statutes, rules or regulations.



     1.28  "PLP Approval" shall mean the date on which any Library Compound or
            ------------
Derivative Compound is approved for development by the BMS Pharmaceutical Group Development Operating Committee (or its successor) as a Preclinical Lead Product.



     1.29  "Preclinical Lead Product" or "PLP" shall mean a compound which is an
            ------------------------      ---
Active Compound, Lead Compound, Optimized Lead Compound or Other Compound, or a Derivative Compound of any of the foregoing, which is approved for development by the BMS Pharmaceutical Group Development Operating Committee (or its successor), as reflected in the minutes of the meetings of the BMS Pharmaceutical Group Operating Committee (or its successor), based on the presentation of a PLP data package with respect to such compound in accordance with its procedures.

*** Information omitted and filed separately with the Commission under Rule 24b-2.

     1.30  "Product" shall mean:
            -------



          (a) any therapeutic or prophylactic product (i) with activity in the Field, incorporating as an active ingredient an Active Compound or a Derivative Compound thereof, or (ii) with activity against a target outside the Field, incorporating as an active ingredient an Other Compound or a Derivative Compound thereof; or



          (b) any diagnostic product intended to identify or measure a clinical characteristic associated with a disease for which a Product subject to subsection 1.30(a)(i) may be useful (a "Diagnostic Product").


A Product incorporating a Library Compound or a Derivative Compound having activity with respect to a Target and also with respect to another target shall be treated as a Product in the Field for all purposes of this Agreement.


     1.31  "Research Collaboration" shall mean the research activities
            ----------------------
undertaken by the parties pursuant to Article 2 below.



     1.32  "Research Phase I" shall mean that period of time commencing on the
            ----------------
Effective Date and ending six (6) months later.



     1.33  "Research Phase II" shall mean that period of time commencing six (6)
            -----------------
months after the Effective Date and ending on the first anniversary of the Effective Date.



     1.34  "Research Phase III" shall mean that period of time commencing on the
            ------------------
first anniversary of the Effective Date and continuing until a Lead Compound has been identified for each Target.



     1.35  "Research Phase IV" shall mean that period of time, if any,
            -----------------
commencing at such time as one or more Lead Compound(s) have been identified for each Target and ending upon the termination of the Initial Term.



     1.36  "Research Steering Committee" or "RSC" shall mean the entity
            ----------------------------     ---
organized to supervise the Research Collaboration and acting pursuant to Article 3 below.



     1.37  "Research Term" shall mean the term of the Research Collaboration, as
            -------------
provided in Section 2.4.1 below.



     1.38  "Sublicensee" shall mean, with respect to a particular Product, a
            -----------
third party to whom BMS has granted a license or sublicense under the Licensed Technology to develop, make, have made, use and/or sell such Product. As used in this Agreement, "Sublicensee" shall also include a third party to whom BMS has granted the right to distribute such Product, provided that such third party has responsibility for marketing and promotion of such Product within the field or territory for which such distribution rights are granted.


     1.39  "Target" shall mean [***], and "Targets" shall mean [***]
            ------                         -------


                                 ARTICLE 2


                            RESEARCH COLLABORATION


     2.1 Nature of Collaboration; Research Collaboration Activities. Subject to
         -----------------------------------------------------------
the terms and conditions set forth herein, the parties agree to conduct research under an Annual Research Plan on a collaborative basis. Pursuant to each Annual Research Plan approved by the Research Steering Committee, Pharmacopeia and BMS shall collaborate to identify one or more Library Compounds with activity in the Field. The goal of the Research Collaboration shall be the identification of an Optimized Lead Compound with respect to each Target.



     2.2  Conduct of Research Collaboration.
          ---------------------------------
           During the term of the Research Collaboration, each party shall:



          (a) undertake an interactive, cooperative Research Collaboration with the other party as set forth in any Annual Research Plan, and such other activities which, from time to time, the Research Steering Committee decides are necessary for the commercial success of the Research Collaboration;



          (b) use all reasonable efforts and proceed diligently to perform the work set out for such party to perform in each Annual Research Plan, including, without limitation, by using personnel with sufficient skills and experience, together with sufficient equipment and facilities, to carry out such party's obligations under the Research Collaboration and to accomplish the objectives of the Research Collaboration;



          (c) conduct the Research Collaboration in good scientific manner, and in compliance in all material respects with all requirements of applicable laws, rules and regulations, and all other requirements of any applicable good laboratory practices to attempt to achieve its objectives efficiently and expeditiously;



          (d) within 30 days following the end of each quarter during the term of the Research Collaboration, furnish the RSC with written reports summarizing all activities conducted by such party under the Research Collaboration during such quarter, including without limitation: (i) with respect to Pharmacopeia, all data and information regarding Collaboration

*** Information omitted and filed separately with the Commission under Rule 24b-2.

Compounds, structures thereof and biological assays developed by Pharmacopeia relating to the Field, provided, that it is understood that Pharmacopeia shall have no obligation to disclose to BMS any Excluded Technology, and further provided, that Pharmacopeia shall not be obligated to disclose any data or information regarding Collaboration Compounds that have been previously licensed by Pharmacopeia to a third party; and (ii) with respect to BMS, all data and information regarding Collaboration Compounds, structures thereof and biological assays developed by BMS relating to the Field which would be useful for the Research Collaboration;


          (e) within 30 days following the end of each six-month period during the term of the Research Collaboration and within 30 days following the expiration or termination of the Research Collaboration, furnish the other party with reasonably detailed, written reports on all activities conducted by such party under the Research Collaboration during such six-month period or the term of the Research Collaboration, as the case may be, provided, that it is understood that Pharmacopeia shall have no obligation to disclose to BMS any Excluded Technology;



          (f) promptly provide an invention disclosure report to the other party with respect to any BMS Invention, Pharmacopeia Invention, or Joint Invention, as the case may be;



          (g) allow representatives of the other party, at agreed times, upon reasonable notice and during normal business hours, to visit the facilities of such party where the Research Collaboration is being conducted, and consult informally at agreed times, during such visits and by telephone, with such party's personnel performing work on the Research Collaboration; and



          (h) before any services are made available hereunder, Pharmacopeia, at its own cost and expense shall provide and maintain insurance as described below with insurers rated A-, Class X or better by A.M. Best Company: Commercial General Liability insurance on an occurrence basis with a minimum [***] per occurrence limit for bodily injury, property damage and personal injury. Prior to the performance of services hereunder, Pharmacopeia shall deliver to BMS certificates of insurance evidencing the above coverage.



     2.3  Annual Research Plans. The Research Collaboration shall be carried out
          ----------------------
in accordance with a written Annual Research Plan, which shall establish specific research objectives for the applicable year consistent with the amount of research funding being provided by BMS pursuant to this Agreement, and the research tasks to be performed by each party. Each Annual Research Plan, when approved by the RSC, shall be signed and dated by a representative of each party serving on the RSC. The Annual Research Plan for the first year of the Research Collaboration shall be determined as soon as practicable after the Execution Date. The date of execution of the Annual Research Plan for the first year shall be deemed to be the "Effective Date" for all purposes under this Agreement. Discussions regarding subsequent Annual Research Plans shall be commenced by the Research Steering Committee at least three (3) months prior to the annual anniversary of the Effective Date during the Research Term, and shall be finalized by

*** Information omitted and filed separately with the Commission under Rule 24b-2.

the RSC at least thirty (30) days prior to such annual anniversary of the Effective Date. The Annual Research Plan shall be reviewed on an ongoing basis and may be amended by the Research Steering Committee from time to time.



     2.4  Term and Termination of Research Collaboration.
          ----------------------------------------------


          2.4.1  Research Term. The Research Collaboration shall commence on the
                 --------------
Effective Date and, unless terminated earlier as provided in Section 2.4.3 below, in which case the Research Collaboration shall terminate on the effective date of such termination, the Research Collaboration shall terminate on the last day of the Initial Term, unless extended pursuant to Section 2.4.2 below, in which case the Research Collaboration shall terminate on the last day of such extension term.



          2.4.2  Extension of Research Term. With the written agreement of the
                 ---------------------------
parties, the Research Term may be extended for up to two (2) years following the Initial Term. If it wishes to extend the Research Term, BMS must notify Pharmacopeia in writing at least six (6) months prior to the then current expiration date for the Research Term. If BMS so notifies Pharmacopeia, the parties shall negotiate in good faith the terms of any such extension.



          2.4.3  Termination of Research Collaboration.
                 -------------------------------------



          (a) Either party may terminate the Research Collaboration and/or the Agreement (including, without limitation, the Research Collaboration) pursuant to Sections 14.2 or 14.3.



          (b) BMS may terminate the Research Collaboration and/or the Agreement (including, without limitation, the Research Collaboration) pursuant to Section 14.4.



          (c) BMS may terminate the Research Collaboration at any time due to a failure by Pharmacopeia's Chief Executive Officer and the President of the BMS Pharmaceutical Research Institute to resolve a dispute pursuant to Section 3.4; provided, however, that BMS shall provide Pharmacopeia written notice of its intent to terminate the Research Collaboration no less than ninety (90) days prior to the effective date of such termination.



          (d) BMS may terminate the Research Collaboration at any time, without cause; provided, however, that BMS shall provide Pharmacopeia written notice of its intent to terminate the Research Collaboration no less than ninety (90) days prior to the effective date of such termination.

          2.4.4  Effect of Termination.
                 ---------------------



          (a) If BMS terminates the Research Collaboration pursuant to Section 2.4.3(a) or (b), BMS' obligations to fund the Research Collaboration shall cease as of the effective date of such termination.



          (b) If BMS terminates the Research Collaboration prior to the end of the Initial Term pursuant to Section 2.4.3(d), or if Pharmacopeia terminates the Research Collaboration prior to the end of the Initial Term pursuant to Section
14.2 or Section 14.3, then within forty-five (45) days following the effective date of termination, BMS shall pay to Pharmacopeia [***]



          (c) If BMS terminates the Research Collaboration pursuant to Section 2.4.3(c), then the Research Collaboration shall remain in effect for two (2) additional calendar quarters beyond the calendar quarter during which BMS gave notice to Pharmacopeia of its intent to terminate the Research Collaboration, and BMS shall pay to Pharmacopeia quarterly payments during such period equal each quarter to the amount of research funding owed by BMS pursuant to Section
7.2.1 for the quarter in which BMS gave notice.



          (d) In the event of any termination of the Research Collaboration by BMS pursuant to Section 2.4.3(a), 2.4.3(b) or 2.4.3(d), during the period, if any, between the notice of termination and the effective date of such termination when BMS continues to have an obligation to fund the Research Collaboration, Pharmacopeia shall continue to conduct such Research Collaboration activities previously commenced pursuant to the applicable Annual Research Plan, as the RSC may reasonably agree.



          (e) In the event of any termination of the Research Collaboration by BMS pursuant to Section 2.4.3(a), 2.4.3(b) or 2.4.3(c), then (i) Pharmacopeia shall promptly return to BMS all relevant records and materials in Pharmacopeia's possession or control containing Confidential Information of BMS,
(ii) Pharmacopeia shall promptly provide a final written, detailed report for the Research Collaboration pursuant to Section 2.2(e), which shall include such information as is reasonably necessary to enable BMS to continue the research being conducted pursuant to the Research Collaboration as of the effective date of such termination, provided that it is understood that Pharmacopeia shall have no obligation to disclose to BMS any Excluded Technology, (iii) the research license granted to BMS by Pharmacopeia pursuant to Section 6.5 shall remain in effect during the remainder of the Initial Term, and (iv) the research license granted by BMS to Pharmacopeia under Section 6.5 shall terminate and the licenses granted by Pharmacopeia to BMS under Article 6 prior to the effective date of such termination shall remain in effect, subject to the terms and conditions of this Agreement applicable thereto.

*** Information omitted and filed separately with the Commission under Rule 24b-2.

     2.5 Third Party Licenses. In the event that it is necessary for
         ---------------------
Pharmacopeia to acquire any third party license specifically for the conduct of the Research Collaboration in the Field, BMS will be responsible for the payment of any amounts due to third parties for the license of intellectual property which directly applies to any Target, and the costs of negotiating and preparing any such license. Pharmacopeia will be responsible for the payment of any amounts due to third parties for the license of any other intellectual property necessary for the performance of the Research Collaboration (e.g., relating to non-target-specific screening technologies, or methods of use, or synthesis, of Collaboration Libraries) and the costs of negotiating and preparing any such license. It is understood that Pharmacopeia shall be responsible for all payments due under the Columbia License.



     2.6 Exclusivity. During the Research Term and for [***] thereafter,
         ------------
Pharmacopeia shall not (a) knowingly provide to any third party any Active Compound or Derivative Compound described in Section 1.11(i), (b) knowingly enter into a research collaboration or research program with a third party, or perform screening, on its own account or for the benefit of any third party, with regard to any Target; provided that, if BMS terminates the Research Collaboration pursuant to Section 2.4.3(d), the foregoing obligations shall terminate on the effective date of such termination. Notwithstanding the foregoing, the foregoing obligations shall continue in effect, on a Target-by-Target basis, if, and for so long as, BMS is diligently pursuing commercialization of at least one milestone- and royalty-bearing Product with activity with respect to such Target in accordance with the obligations set forth in Section 9.1 below.



     2.7  Records; Inspection Rights.
          ---------------------------



          (a) Research Collaboration Records.  Pharmacopeia and BMS shall
              ------------------------------
maintain records of the Research Collaboration (or cause such records to be maintained) in sufficient detail and in good scientific manner as will properly reflect all work done and results achieved in the performance of the Research Collaboration (including all data in the form required under any applicable governmental regulations and as directed by the RSC).



          (b) Inspection Rights.   Each party shall allow the other to have
              -----------------
reasonable access to all pertinent materials and data generated by or on behalf of such party with respect to each Collaboration Compound in connection with the Research Program, as set forth in the Annual Research Plan. It is understood that Pharmacopeia shall have no obligation to disclose to BMS any Excluded Technology. Each party shall maintain such records and the information contained therein in confidence in accordance with Section 11 and shall not use such records or information except to the extent otherwise permitted by this Agreement.



     2.8  Post-Research Collaboration Activities.
          --------------------------------------

          For each Collaboration Compound and Product to which BMS retains rights under this Agreement, BMS shall be responsible, at its sole expense, for conducting all development of such Collaboration Compound or Product following the termination of the Research Term, and all commercialization of such Product.

*** Information omitted and filed separately with the Commission under Rule 24b-2.

                                 ARTICLE 3


                                 MANAGEMENT




     3.1 Research Steering Committee. BMS and Pharmacopeia will establish a
         ----------------------------
Research Steering Committee ("RSC") to oversee, review and establish the direction of the Research Collaboration; and review, approve and modify Annual Research Plans; and provide advice regarding prosecution of patent applications within the Joint Inventions (as defined below). The responsibilities of the Research Steering Committee shall include: (i) monitoring and reporting research progress and ensuring open and frequent exchange between the parties regarding Research Collaboration activities; (ii) determining when Research Phase III has been completed and when Research Phase IV shall commence; and (iii) establishing criteria for the selection of Lead Compounds and Optimized Lead Compounds for each Target. The RSC shall prepare written minutes of each RSC meeting and a written record of all RSC decisions, whether made at an RSC meeting or otherwise.



     3.2 Membership.  The RSC shall include three (3) representatives of each of
         ----------
BMS and Pharmacopeia, each party's members selected by that party. Pharmacopeia and BMS may each replace its RSC representatives at any time, upon written notice to the other party. From time to time, the RSC may establish subcommittees, to oversee particular projects or activities, and such subcommittees will be constituted as the RSC agrees.



     3.3 Meetings. During the Research Term, the RSC shall meet at least
         --------
quarterly, or more frequently as agreed by the parties, at such locations as the parties agree, and will otherwise communicate regularly by telephone, electronic mail, facsimile and/or video conference. With the consent of the parties, other representatives of Pharmacopeia or BMS may attend RSC meetings as nonvoting observers. Each party shall be responsible for all of its own expenses associated with attendance of such meetings. The first meeting of the RSC shall occur within forty-five (45) days after the Effective Date.



     3.4 Decision Making. Decisions of the RSC shall be made by unanimous
         ----------------
agreement. In the event that unanimity is not achieved within the RSC, the matter will be referred to Pharmacopeia's Senior Vice President, Drug Discovery (or designee of similar rank) and BMS' Senior Vice President for Drug Discovery (or designee of similar rank), who shall promptly meet and endeavor in good faith to resolve such matter in a timely manner. In the event such individuals are unable to resolve such dispute, the matter will be referred to Pharmacopeia's Chief Executive Officer and the President of the BMS Pharmaceutical Research Institute, who shall promptly meet and endeavor to reach consensus in a timely manner. If such individuals cannot resolve such dispute, then, subject to Section 2.4.4, BMS may terminate the Research Collaboration pursuant to Section 2.4.3(c).

                                 ARTICLE 4


                                 LIBRARIES


     4.1 Collaboration Screening. During the Research Term, Pharmacopeia will
         -----------------------
prepare Collaboration Libraries and will screen those Libraries against the Targets in connection with the Research Collaboration. In addition, Pharmacopeia has screened, or will screen, Internal Libraries against the Targets.



     4.2  Library Exclusivity.
          -------------------


          4.2.1 Internal Libraries. BMS shall have no exclusivity with respect
                -------------------
to any Internal Library or any Library Compound therein, except that BMS shall have an exclusive license as provided in Section 6.1 below with respect to Library Compounds which are Active Compounds. It is understood that the Internal Libraries are regularly used by Pharmacopeia and may be, or may have been, provided to third parties for screening outside the Field, and that Pharmacopeia shall have the right to screen the Internal Libraries against targets other than the Targets during the Research Term or thereafter on its own behalf or for third parties.



          4.2.2 Collaboration Libraries. During the term of this Agreement,
                ------------------------
Pharmacopeia shall not screen any Collaboration Library against any Target for any purpose other than the performance of its duties within the Research Collaboration. However, after the Delivery Date of a Collaboration Library, as defined in Section 5.1.1 below, subject to the license granted BMS in Section 6.1, Pharmacopeia may screen such Collaboration Library against any target other than a Target.



     4.3 Physical Ownership. Pharmacopeia shall retain physical ownership of the
         -------------------
tangible property embodied in all Libraries.



                                   ARTICLE 5


                                 BMS SCREENING



     5.1  Screening of Collaboration Libraries by BMS Outside the Field.
          -------------------------------------------------------------




          5.1.1 Co-Exclusive Access. After Pharmacopeia reports to the Research
                --------------------
Steering Committee the results of the full screening of a particular Collaboration Library against the Targets, subject to Section 5.1.2 below, Pharmacopeia shall provide to BMS samplings of such Collaboration Library for screening by BMS against targets outside the Field, on a co-exclusive basis with Pharmacopeia. BMS may conduct such screening during the Research Term and for a period of [***] thereafter; provided, however, if BMS terminates the Research Collaboration pursuant to Section 2.4.3(d) or Pharmacopeia terminates the Research

*** Information omitted and filed separately with the Commission under Rule 24b-2.

Collaboration pursuant to Section 2.4.3(a) before the end of the Initial Term, then BMS' rights to obtain and screen any such Collaboration Library shall terminate as of the effective date of such termination. Until the Delivery Date of a Collaboration Library, Pharmacopeia agrees not to screen such Collaboration Library for any purpose other than the performance of its duties within the Research Collaboration. During the period that BMS has the right of co-exclusive access to a particular Collaboration Library, Pharmacopeia shall not deliver such Collaboration Library to any third party. For purposes of this Agreement, the "Delivery Date" of a particular Collaboration Library shall be the date that BMS receives the first sampling of such Collaboration Library (as described in Item 2 of Exhibit A) from Pharmacopeia or, in the event that BMS has not authorized delivery of such sampling within thirty (30) days after receiving notice from Pharmacopeia that such sampling of such Collaboration Library is ready for delivery to BMS, the date which is thirty (30) days after BMS' receipt of such notice.



          5.1.2 Supply of Collaboration Libraries. If a Collaboration Library is
                ----------------------------------
technically compatible with the 96-well microtiter plate format and Pharmacopeia's production processes, as reasonably determined by Pharmacopeia, Pharmacopeia shall use diligent efforts to provide to BMS the requested number of samplings of such Collaboration Library within three (3) months of BMS' written request. The Collaboration Libraries shall be provided to BMS in the format described in Exhibit A hereto unless otherwise agreed by the parties.



     5.1.3  Costs. BMS shall reimburse Pharmacopeia for Pharmacopeia's fully
            -----
burdened (direct and indirect) costs associated with plate production, compound rearray and tag decoding with respect to any Collaboration Library requested by BMS pursuant to Section 5.1.1 above. BMS shall pay such amounts to Pharmacopeia within forty-five (45) days of the receipt of an invoice therefor.



     5.2 Right to Designate Other Compounds. BMS may acquire exclusive rights to
         -----------------------------------
any Collaboration Library Compound which has activity against a particular molecular target outside the Field (identified on a coded basis) by designating such Collaboration Library Compound an Other Compound as set forth in Section
5.3 below, provided Pharmacopeia has not previously decoded such Collaboration Library Compound based upon screening by Pharmacopeia against a target outside the Field on its own behalf or for a third party. If, after screening a Collaboration Library against a target outside the Field, BMS identifies to Pharmacopeia, or requests decoding of, a Collaboration Library Compound that Pharmacopeia has previously decoded on its own behalf or for a third party, Pharmacopeia shall indicate to BMS that the Collaboration Library Compound is not available for license to BMS. However, if Pharmacopeia identifies a compound with activity against a Pharmacopeia or third party target, but such Collaboration Library Compound has already been decoded for BMS, such Collaboration Library Compound shall not be available to Pharmacopeia or any third party.



     5.3 Designation of Other Compounds. If BMS has the right to designate a
         -------------------------------
Collaboration Library Compound as an Other Compound pursuant to Section 5.2 above, such Collaboration Library Compound may be designated an Other Compound as follows:

          5.3.1 Decoding by Pharmacopeia. At such time as Pharmacopeia has
                -------------------------
identified to BMS the structure of a Collaboration Library Compound with activity against a particular target outside the Field following a request for decoding of such Library Compound by BMS, such compound shall automatically be designated an Other Compound.



          5.3.2 Identification by BMS. In the event that BMS identifies, without
                ----------------------
decoding by Pharmacopeia pursuant to Section 5.3.1 above, a particular Collaboration Library Compound with activity against a molecular target outside the Field, BMS shall give Pharmacopeia notice identifying such Collaboration Library Compound and indicating that the Collaboration Library Compound has activity outside the Field. Subject to Section 5.2, such Collaboration Library Compound shall be designated an Other Compound as of the date of Pharmacopeia's receipt of such notice.



          5.3.3 Designation Date. The Designation Date with respect to a
                -----------------
particular Other Compound shall be the date Pharmacopeia (i) identifies the structure of a Collaboration Library Compound pursuant to Section 5.3.1 above, or (ii) receives notice from BMS pursuant to Section 5.3.2 above.



          5.3.4 Designation Required. It is understood and agreed that BMS shall
                ---------------------
not develop or commercialize any Collaboration Library Compound (or any Derivative Compound thereof) which has activity outside the Field, unless the applicable Collaboration Library Compound has been designated an Other Compound.



                                 ARTICLE 6


                                 LICENSES



     6.1 License to Active Compounds and Corresponding Products. Subject to the
         -------------------------------------------------------
terms and conditions of this Agreement, Pharmacopeia grants to BMS, and BMS accepts, an exclusive, worldwide license under the applicable Licensed Technology to develop, make, have made, and use all Active Compounds and Derivative Compounds thereof, and to develop, make, have made, use, import, offer for sale and sell Products containing such Active Compounds and Derivative Compounds, during the term of this Agreement. The foregoing license shall not apply to any Library Compound to which a third party has been granted a license by Pharmacopeia prior to the identification of such Library Compound as an Active Compound, and provides BMS no license under any Licensed Technology solely owned by Pharmacopeia that relates only to target(s) outside the Field.



     6.2  Other Compounds and Corresponding Products.
          ------------------------------------------



          6.2.1 License Grant. Subject to the terms and conditions of this
                --------------
Agreement, Pharmacopeia grants to BMS, and BMS accepts, an exclusive, worldwide license under the applicable Licensed Technology to develop, make, have made and use Other Compounds and Derivative Compounds thereof, and to develop, make, have made, use, import, offer for sale and sell Products incorporating such Other Compounds and Derivative Compounds, during the term of this Agreement. The foregoing license shall not apply to any Library Compound to which a third party has been granted a license by Pharmacopeia prior to the designation of such Library Compound as an Other Compound, and provides BMS no license under any Licensed Technology solely owned by Pharmacopeia that does not relate to the applicable Other Compounds or Derivative Compounds, or Products therefrom.



          6.2.2 Limited Term. Any license granted to BMS in Section 6.2.1 above
                -------------
shall be for a limited term. The initial term of any such license with respect to a particular Other Compound (or Derivative Compound with activity against the same target) shall commence on the Designation Date of such Other Compound and shall remain in effect until the fifth anniversary of such date. Such license shall automatically expire at the end of such period unless, during such period, BMS has achieved the first milestone shown below and timely paid the corresponding milestone payment, if any, due under Section 7.3.2 below. In such event the license term for the applicable Other Compound (and all Other Compounds and Derivative Compounds active against the same target) shall automatically extend until the end of the next applicable time period shown below. If, during the subsequent time period, BMS achieves the applicable milestone and timely pays the corresponding milestone payment, the license term shall automatically extend until the end of the next indicated time period. In the event BMS achieves NDA Approval with respect to a particular Product, and pays the corresponding milestone payment due under Section 7.3.2 below, the license term shall thereafter extend for the life of the last to expire patent within the Licensed Technology applicable to such Product (or to any Other Compound or Derivative Compound from which such Product was developed). In the event that a particular Derivative Compound does not have activity against the same target as an Other Compound from which such Derivative Compound was developed, and, consequently, BMS will be unable to achieve a PLP Approval with respect to such Derivative Compound within five(5) years after designation of such Other Compound pursuant to Section 5.3, then BMS shall so notify Pharmacopeia and the parties shall meet to discuss, in good faith, modification of the time period for PLP Approval.


           Time Period for
         Achieving Milestone                               Milestone
[***] years after designation as an Other Compound        PLP Approval
[***] years after PLP Approval                            Filing of IND or initiation of human trials
                                                          in any country
[***] years after filing of IND or initiation of human    Initiation of Phase III clinical trials in any
trials                                                    country
[***] years after initiation of Phase III clinical        Filing of NDA in any Major Country
trials
[***] years after filing of NDA                           First NDA Approval


          6.2.3 License Maintenance Payment. Notwithstanding Section 6.2.2
                ----------------------------
above, in the event that BMS fails to achieve any particular milestone above within the applicable time period, BMS may maintain its license, on a target-by-target basis, with respect to the entire set of Other Compounds active against the same molecular target (and Derivative Compounds thereof active against the same molecular target) for the applicable period specified in Section 6.2.2 above by paying to Pharmacopeia [***] of such applicable milestone payment due pursuant to Section 7.3.2 on or before the expiration of the specified time period. This license maintenance payment shall be non-refundable, but shall be fully creditable against the milestone payment due upon accomplishment of such milestone. Upon achievement of any milestone for which BMS has made a [***] payment pursuant to this Section 6.2.3, BMS shall pay Pharmacopeia the remaining [***] of any such milestone payment due under Section 7.3.2



     6.3 Sublicenses. Subject to the terms and conditions of this Agreement, BMS
         ------------
shall have the right to sublicense the rights granted in Sections 6.1 and 6.2 above; provided that, within thirty (30) days following the execution of any such sublicense, BMS shall provide Pharmacopeia with at least the following information with respect to each Sublicensee: (i) the identity of the Sublicensee; (ii) a description of the Product, and the rights granted to the Sublicensee; and (iii) the territory in which the Product will be sold. Each sublicense granted by BMS shall be subject to the requirements of 35 U.S.C. (S) 200 et seq. and implementing regulations, and shall be consistent with all the terms and conditions of this Agreement, and subordinate thereto, and BMS shall remain responsible to Pharmacopeia for the compliance of each such Sublicensee with the financial and other obligations due under this Agreement. No sublicense granted by BMS may be assigned, transferred or further sublicensed to any third party without the prior written consent of Pharmacopeia.



     6.4  Other Licenses.
          --------------




          6.4.1  Internal Library Compounds which are not Active Compounds.
                 ---------------------------------------------------------
In the event that any patent application or patent, jointly owned by BMS and Pharmacopeia pursuant to Section 10.1, claims a Library Compound from an Internal Library, which is not an Active Compound, BMS agrees to grant and hereby grants to Pharmacopeia, an exclusive, worldwide, royalty-free license, with the right to grant and authorize sublicenses, under BMS' interest in

*** Information omitted and filed separately with the Commission under Rule 24b-2.

the applicable Joint Inventions relating to such Library Compound, to make, have made, use, import, offer for sale and sell products based thereon, outside the Field, for the life of the applicable patent.



          6.4.2 Claimed Compounds Without the Claimed Activity. If BMS or
                -----------------------------------------------
Pharmacopeia, as the case may be (the "Filing Party"), files a patent application claiming a Collaboration Library Compound, and the other party (the "Nonfiling Party") reasonably believes that any compound within the scope of any claim of such patent application (or corresponding patent) does not have the activity disclosed in such patent or patent application, then the Filing Party shall, within forty-five (45) days after receiving a reasonable quantity of such compound from the Nonfiling Party together with a request to do so, provide evidence to the Nonfiling Party reasonably demonstrating that such compound does, in fact, have the disclosed activity. If the Filing Party is unable to provide such evidence within such period, the Filing Party shall grant to the Nonfiling Party an exclusive, worldwide license, with the right to grant and authorize sublicenses, to the Filing Party's interest in such compound under such patent application or patent, to make, have made, use, import, offer for sale and sell products based thereon outside the Field for the life of the applicable patent. Any such license to Pharmacopeia shall be royalty-free, and any such license to BMS shall be subject to Sections 7.3 and 7.4 below.



     6.5 Research Licenses. Solely for the purpose of conducting the Research
         ------------------
Collaboration with respect to the Targets as agreed by the RSC, each party ("Licensor") hereby grants to the other, during the Research Term, an exclusive, except as to Licensor and its consultants and subcontractors, world-wide license, with the right to grant sublicenses to its Affiliates only, under the Licensed Technology and the BMS Technology, as the case may be, to use and practice screens and to use, synthesize and develop Collaboration Library Compounds, Active Compounds and Derivative Compounds therefrom. The foregoing shall not restrict (i) Pharmacopeia from using or licensing the Licensed Technology, or (ii) BMS from using or licensing the BMS Technology, in each case for any use with respect to other targets outside the Field, subject to the other restrictions in this Agreement.



     6.6  Third Party Rights.
          ------------------



          6.6.1 Overlapping Rights. It is understood that Pharmacopeia is in the
                -------------------
business of providing combinatorial libraries to third parties, and that Pharmacopeia may grant third parties rights to compounds in and derived from such libraries comparable to those rights granted to BMS herein. Notwithstanding the licenses granted BMS above, it is possible that a third party may acquire rights from Pharmacopeia with respect to one or more compounds of which Pharmacopeia is a sole or joint owner; accordingly, Pharmacopeia's grant of rights in this Article 6 is limited to the extent that (i) a third party (either alone or jointly with Pharmacopeia) has filed a patent application with respect to such a compound prior to the filing by BMS (either alone or jointly with Pharmacopeia) of a patent application with respect to such a compound, or

(ii) Pharmacopeia has previously granted a third party a license or other rights with respect to such a compound, and subject to any such grant of rights to a third party.


          6.6.2 No Liability. It is understood and agreed that, even if
                -------------
Pharmacopeia complies with its obligations under this Agreement, compounds provided to third parties in the course of Pharmacopeia's other business activities may result in third party patent applications and patents, including patent applications and patents owned by such third parties, or owned jointly by Pharmacopeia and such third parties, which could conflict with patent applications and patents owned by BMS, or jointly owned by BMS and Pharmacopeia hereunder. Pharmacopeia shall use its reasonable efforts to avoid such conflict; provided, that unless BMS is damaged as a proximate result of a material breach by Pharmacopeia of Sections 2.6, 4.2, 5.1.1 or 5.2, or any of the representations and warranties in Article 12, then Pharmacopeia shall have no liability under this Agreement with respect to any such conflict.



     6.7 Columbia Sublicense. Subject to the terms and conditions of this
         --------------------
Agreement and the Columbia License, if necessary, Pharmacopeia will grant to BMS and directly to its Sublicensees a nonexclusive, worldwide sublicense, without the right to sublicense, under the Columbia License, to develop, make, have made and use Collaboration Compounds and to develop, make, have made, use, and sell corresponding Products. It is understood and agreed that such sublicenses do not include the right to create, make or have made encoded combinatorial libraries, tags, markers or other encoding compositions, or use methods or processes relating to encoded combinatorial libraries, tags, markers, or other encoding compositions.



     6.8 No Implied Licenses. Only the licenses granted pursuant to the express
         --------------------
terms of this Agreement shall be of any legal force or effect. No other license rights shall be created by implication, estoppel or otherwise.



     6.9 No Products Other than Products. Except as otherwise agreed in writing
         --------------------------------
or specifically provided in the terms of this Agreement, neither BMS nor its Affiliates nor Sublicensees shall commercialize any Library Compound or Derivative Compound thereof, including, without limitation, any Collaboration Compound, other than as an Product in accordance with this Agreement.



                                 ARTICLE 7


                                 PAYMENTS



     7.1 License Fee. Within ten (10) days after the Effective Date, BMS shall
         ------------
pay to Pharmacopeia a license fee of [***]. Such fee shall be non-refundable and not creditable against other amounts due Pharmacopeia hereunder.

*** Information omitted and filed separately with the Commission under Rule 24b-2.

     7.2  Research Collaboration Funding.
          -------------------------------


          7.2.1 Research Phase Payment Schedule. BMS agrees to pay to
                --------------------------------
Pharmacopeia at the following rates for the performance of the Research Collaboration during the Initial Term, based on the stage of the Research Collaboration which has been achieved. The rates of payments for the various Research Phases are as follows:



          Period                Amount
          ------                ------

          Research Phase I      [***]
          Research Phase II     [***]
          Research Phase III    [***]
          Research Phase IV     [***]


At such time as the previous Research Phase has been completed, BMS shall commence payments for the Research Collaboration to Pharmacopeia at the rate for the next Research Phase.


          7.2.2 Research Phase IV. Within forty-five (45) days of the
                ------------------
determination of the RSC that Research Phase IV has commenced or will commence, BMS shall pay to Pharmacopeia additional research funding for such quarter, in an amount equal to the difference between the research funding rates provided above for Research Phases III and IV, prorated based on the number of days remaining in such quarter.



          7.2.3 Quarterly Payments. The payments subject to this Section 7.2
                -------------------
shall be paid in equal quarterly installments, in advance. The initial payment shall be made within ten (10) days after the Effective Date, and subsequent payments shall be made on or before each date quarterly thereafter; provided that, in the event that the final period of the Research Term is less than a full quarter for any reason other than as a result of termination of the Research Collaboration and/or this Agreement by Pharmacopeia pursuant to Section
14.2 or 14.3, the amount of such final payment shall be calculated, pro rata, based on the actual number of days included in such final period. Such payments are not refundable, unless BMS terminates the Research Collaboration and/or this Agreement pursuant to Section 14.2, 14.3 or 14.4, in which case, Pharmacopeia shall reimburse BMS on a pro rata basis, calculated on the number of days remaining in the relevant quarter after the effective date of termination.



          7.2.4 After the Initial Term. The payments due Pharmacopeia for the
                -----------------------
performance of the Research Collaboration after the Initial Term, if any, shall be as agreed by the parties at the time of any extension pursuant to Section 2.4.2.



          7.2.5 No Withholding. All amounts paid to Pharmacopeia pursuant to
                ---------------
this Section 7.2 shall be made without withholding for taxes or any other charge.

*** Information omitted and filed separately with the Commission under Rule 24b-2.

     7.3  Milestones.
          ----------


          7.3.1  In the Field.
                 ------------


          (a) Lead Compound Milestone Payments. The parties acknowledge that
              --------------------------------
Pharmacopeia has identified potential Lead Compound(s) prior to the Execution Date. On or prior to the Execution Date, Pharmacopeia shall provide to BMS the chemical structure(s) of such potential Lead Compound(s). As soon as practicable thereafter, Pharmacopeia shall provide sufficient samples of such potential Lead Compound(s) to BMS to permit BMS to verify whether such potential Lead Compound(s) satisfy the requisite criteria. BMS shall make its determination within ninety (90) days after BMS receives such samples from Pharmacopeia. If BMS reasonably determines that any such potential Lead Compound(s) satisfy such requisite criteria, then BMS shall pay [***] to Pharmacopeia within ten (10) days after such determination.


          (b) Other Milestone Payments.  BMS shall pay to Pharmacopeia the
              ------------------------
following amounts within forty-five (45) days following the achievement by Pharmacopeia or by BMS, its Affiliates, Sublicensees or other designees, as the case may be, of each of the following milestones with respect to each Active Compound or Derivative Compound thereof, with activity against the same Target (and each corresponding Product):



                                    MILESTONES                                           AMOUNT
--------------------------------------------------------------------------------   --------------------
Optimized Lead Compound identified less than [***] months after Effective Date                    [***]
Optimized Lead  Compound identified less than [***] months after Effective Date                   [***]
Optimized Lead Compound identified less than [***] months after Effective Date                    [***]
Filing of an IND or initiation of human trials in any country                                     [***]
Initiation of Phase III clinical trials in any country                                            [***]
Filing of NDA in any Major Country                                                                [***]
First approval of an NDA                                                                          [***]


          (c) Milestone Announcements.  Within forty-five (45) days following
              -----------------------
the achievement by Pharmacopeia or by BMS, its Affiliates, Sublicensees or other designees, as the case may be, of each of the following milestones with respect to each Active Compound or Derivative Compound thereof with activity against the same Target (and each corresponding Product), the parties shall agree on and issue a joint press release announcing the achievement of such milestone:


                                 Milestones
----------------------------------------------------------------------------
Identification of Lead Compound (upon verification thereof by BMS pursuant to Section 7.3.1(a)))
PLP Approval

*** Information omitted and filed separately with the Commission under Rule 24b-2.

               7.3.2  Outside the Field.
                      -----------------


          (a) Milestone Payments.  BMS shall pay to Pharmacopeia the following
              ------------------
amounts within forty-five (45) days following the achievement by BMS, its Affiliates, Sublicensees or other designees, as the case may be, of each of the following milestones with respect to each Other Compound or Derivative Compound thereof with activity outside the Field (and each corresponding Product):




                                    MILESTONES                                           AMOUNT
--------------------------------------------------------------------------------   --------------------
Filing of an IND or initiation of human trials in any country                                     [***]
Initiation of Phase III clinical trials in any country                                            [***]
Filing of NDA in any Major Country                                                                [***]
First approval of an NDA                                                                          [***]


          (b) Milestone Announcements.  Within forty-five (45) days following
              -----------------------
the achievement by BMS, its Affiliates, Sublicensees or other designees, as the case may be, of each of the following milestones with respect to each Other Compound or Derivative Compound thereof with activity outside the Field (and each corresponding Product), the parties shall agree on and issue a joint press release announcing the achievement of such milestone:



                                    MILESTONES
--------------------------------------------------------------------------------
Designation of Other Compound
PLP Approval



               7.3.3 Back-Up Compounds. The payments set forth in Sections
                     ------------------
7.3.1(a) and 7.3.2(a) above shall be made with respect to each Collaboration Compound (and corresponding Product). Notwithstanding the above, none of the milestone payments due pursuant to Sections 7.3.1(a) and 7.3.2(a) above shall be paid with respect to any Active Compound or Other Compound, or any Derivative Compound of any of the foregoing, which is in active clinical development for any indication that is substantially the same as any indication for which a milestone-bearing Lead Compound is being developed, and where BMS' development plan for such Active Compound, Other Compound, or Derivative Compound specifically contemplates a halt in the development thereof if such Lead Compound is developed through NDA approval.



     7.4  Royalties.
          ---------


               7.4.1 Therapeutic Products. BMS shall pay to Pharmacopeia
                     ---------------------
royalties on the aggregate Net Sales of Products by BMS, its Affiliates, and its Sublicensees as follows:

*** Information omitted and filed separately with the Commission under Rule 24b-2.


Products containing an Active Compound or Derivative Compound thereof            [***]
Products containing an Other Compound or Derivative Compound thereof             [***]




          7.4.2 Trade Secret Royalties. The parties acknowledge and agree that
                -----------------------
the principal value contributed by Pharmacopeia is accelerated time to market, enhanced probability of success and the potential for multiple Target leads and that Pharmacopeia may not own or control patents that cover the manufacture, sale or use of a particular Product. BMS acknowledges and agrees that the value BMS receives hereunder is in the access to the Library Compounds and enablement in the solid-phase synthesis and high throughput screening thereof, and accordingly BMS shall pay the royalties at the rates specified in this Section 7.4, regardless of whether the applicable Collaboration Compound or Product is covered by a patent application or patent within the Licensed Technology or BMS Technology.



          7.4.3 Single Royalty; Non-Royalty Sales. No royalty shall be payable
                ----------------------------------
under this Section 7.4 with respect to sales of Products among BMS, its Affiliates and Sublicensees for resale; and in no event shall more than one royalty be due hereunder with respect to any Product unit even if covered by more than one patent included in the Licensed Technology.



          7.4.4 Royalty Term. BMS' obligation to pay royalties to Pharmacopeia
                -------------
shall continue for each Product, on a country-by-country basis, until the later of (i) ten (10) years after the first commercial sale of such Product in such country, or (ii) the expiration of the last to expire issued patent within the Licensed Technology or BMS Technology which contains a composition-of-matter or method of use claim covering any formulation of such Product in such country.



          7.4.5 Third Party Royalties. BMS shall be responsible for all payments
                ----------------------
due to third parties for the manufacture, use, or sale of Products by BMS, its Affiliates or Sublicensees; provided, that Pharmacopeia shall be responsible for all payments due under the Columbia License or to any other third parties in connection with Pharmacopeia's creation or synthesis of encoded combinatorial libraries during the term of this Agreement.



     7.5 Diagnostic Products. In the event that any Diagnostic Product (as
         --------------------
defined in Section 1.30(b)), either in the Field or outside the Field, is developed by BMS, its Affiliates, Sublicensees or other designees, the parties shall negotiate in good faith the additional terms thereof, including applicable milestone payments and announcements, and royalties thereon.

*** Information omitted and filed separately with the Commission under Rule 24b-2.

                                   ARTICLE 8
                          PAYMENTS; BOOKS AND RECORDS




     8.1 Royalty Reports and Payments. After the first commercial sale of a
         ----------------------------
Product on which royalties are payable by BMS or its Affiliates or Sublicensees hereunder, BMS shall make quarterly written reports to Pharmacopeia within ninety (90) days after the end of each calendar quarter, stating in each such report, separately for BMS and each Affiliate and Sublicensee, the number, description, and aggregate Net Sales, by country, of each Product sold during the calendar quarter upon which a royalty is payable under Section 7.4 above. In the event that any Net Sales are based on Bundled Transactions, such reports shall include a statement showing the calculation of the Net Sales with respect to such Bundled Transactions. Concurrently with the making of such reports, BMS shall pay to Pharmacopeia royalties due at the rates specified in such Sections.


     8.2 Payment Method. All payments due under this Agreement shall be made by
         --------------
bank wire transfer in immediately available funds to a bank account designated by Pharmacopeia. All payments hereunder shall be made in U.S. dollars. In the event that the due date of any payment subject to Article 7 hereof is a Saturday, Sunday or national holiday, such payment may be paid on the following business day. Any payments that are not paid on the date such payments are due under this Agreement shall bear interest to the extent permitted by applicable law at the prime rate as reported by the Chase Manhattan Bank, New York, New York, on the date such payment is due, plus an additional two percent (2%), calculated on the number of days such payment is delinquent.


     8.3 Currency Conversion. The royalty payments due shall be calculated at
         -------------------
BMS's customary internal corporate monthly exchange rates for the last month of the calendar quarter for which remittance is made for royalties. For each month and each currency, BMS's customary internal corporate monthly exchange rate shall equal the arithmetic average of the daily exchange rates (obtained as described below) during the period from (i) the 20th day of the preceding month (or, if such 20th day is not a business day, the immediately preceding business day) through (ii) the 19th day of the current month (or, if such 19th day is not a business day, the immediately preceding business day); each daily exchange rate shall be obtained from the Reuters Daily Rate Report or The Wall Street Journal, Eastern U.S. Edition, or, if not so available, as furnished by BMS's local Affiliates.


     8.4 Records; Inspection. BMS and its Affiliates and Sublicensees shall keep
         -------------------
complete, true and accurate books of account and records for the purpose of determining the royalty amounts payable under this Agreement. Such books and records shall be kept at the principal place of business of such party, as the case may be, for at least three (3) years following the end of the calendar quarter to which they pertain. Such records will be open for inspection during such three (3) year period by a public accounting firm to whom BMS has no reasonable objection, solely for the purpose of verifying royalty statements hereunder. Such inspections may be made no more than once each calendar year, at reasonable times and on reasonable notice. Inspections conducted under this Section 8.4 shall be at the expense of Pharmacopeia, unless a variation or error producing an increase exceeding five percent (5%) of the amount stated for any period covered by the inspection is established in the course of any such inspection, whereupon all reasonable costs relating to the inspection for such period and any unpaid amounts that are discovered will be paid promptly by BMS together with interest thereon from the date such payments were due at the prime rate as reported by the Chase Manhattan Bank, New York, New York, plus an additional two percent (2%). The interest available to Pharmacopeia pursuant to this Section 8.4 shall in no way limit any other remedies available to Pharmacopeia.


     8.5  Tax Matters.
          -----------


          8.5.1 Withholding Taxes. All milestone payments, royalty amounts and
                -----------------
license fees required to be paid to Pharmacopeia pursuant to this Agreement shall be paid with deduction for withholding for or on account of any taxes (other than taxes imposed on or measured by net income) or similar governmental charge imposed by a jurisdiction other than the United States ("Withholding Taxes"). BMS shall provide Pharmacopeia a certificate evidencing payment of any Withholding Taxes hereunder, and shall provide any further assistance reasonably requested by Pharmacopeia to enable Pharmacopeia to obtain the benefit of any such deduction.


          8.5.2 Other Taxes. BMS shall be responsible for any sales taxes, use
                -----------
taxes, transfer taxes or similar governmental charges required to be paid in connection with the transfer of the Libraries. In the event that Pharmacopeia is required to pay any such amounts, and reasonably documents payment, BMS shall promptly reimburse Pharmacopeia for such amounts.



                                   ARTICLE 9

                                 DUE DILIGENCE


     9.1 Due Diligence. BMS shall use commercially reasonable efforts,
         -------------
comparable to those efforts used for its own compounds of comparable value, to develop and commercialize Active Compounds and Derivative Compounds thereof with activity in the Field, and corresponding Products.


     9.2 Reports. Until first commercial introduction of each royalty-bearing
         -------
Product by or on behalf of BMS hereunder, BMS shall keep Pharmacopeia apprised of the status of the pre-clinical, clinical and commercial development of such Product (and each Collaboration Compound from which such Product is being developed) by semi-annually providing Pharmacopeia with a written report detailing such activities with respect to each applicable Product (and each Collaboration Compound from which such Product is being developed) during the term of this Agreement. The reports described in this Section 9.2 shall contain sufficient information to allow Pharmacopeia to monitor BMS' compliance with this Agreement, including without limitation, BMS' obligations with respect to the accomplishment of the milestones set forth in Section 7.3. All reports and information provided under this Section 9.2 shall be deemed Confidential Information of BMS.


     9.3  Reversion of Rights.
          -------------------


          9.3.1 Termination of Licenses. Following the end of the Research Term,
                -----------------------
in the event that BMS fails to exercise diligence as required pursuant to
Section 9.1, or discontinues development of all Products and Collaboration Compounds active with respect to a particular Target in the Field, or discontinues development of all Products and Collaboration Compounds active with respect to a particular target outside the Field, then Pharmacopeia shall have the right to terminate all licenses granted to BMS pertaining to such Products, and to all Active Compounds, Other Compounds and Derivative Compounds thereof from which such Products were developed.


          9.3.2 Grant Back. In the event of any termination pursuant to Section
                ----------
 6.2.2 or 9.3.1 above with respect to any Active Compound, Other Compound, Derivative Compound or Product, if Pharmacopeia desires an exclusive license to the BMS Technology applicable to such Active Compound, Other Compound, Derivative Compound or Product, the parties shall negotiate in good faith the terms of such a license.


          9.3.3 Regulatory Filings. If Pharmacopeia acquires rights from BMS
                ------------------
 with respect to any Active Compound, Other Compound, Derivative Compound or Product pursuant to Section 9.3.1 or 9.3.2 above, BMS may, in exchange for agreed consideration, provide Pharmacopeia with access to and the right to use all regulatory filings made by BMS to the extent possible with respect to such Product, together with the underlying pre-clinical and clinical data relating thereto, and agreed government permits and health registrations and other rights pertaining thereto.


                                  ARTICLE 10

                             INTELLECTUAL PROPERTY


     10.1 Ownership of Inventions; Disclosure. Title to all inventions and other
          -----------------------------------
intellectual property made solely by employees of BMS, but not Pharmacopeia, in the course of and in connection with the Research Collaboration ("BMS Inventions") shall be deemed owned by BMS. Title to all inventions and other intellectual property made solely by employees of Pharmacopeia, but not BMS, in the course of and in connection with the Research Collaboration ("Pharmacopeia Inventions") shall be deemed owned by Pharmacopeia. Title to all inventions and other intellectual property made jointly by employees of BMS and Pharmacopeia in the course of and in connection with the Research Collaboration ("Joint Inventions") shall be deemed owned jointly by Pharmacopeia and BMS. Notwithstanding the foregoing, all patents and patent applications claiming an Active Compound or an Other Compound shall be jointly owned by Pharmacopeia and BMS. Inventorship of inventions and other intellectual property conceived and/or reduced to practice pursuant to this Agreement shall be determined in accordance with the patent laws of the United States. Each party shall promptly disclose to the other any inventions made in connection with this Agreement.


     10.2  Patent Prosecution.
           ------------------

          10.2.1  Responsibilities.
                  ----------------

          (a) Pharmacopeia Inventions.  Pharmacopeia shall be responsible for
              -----------------------
preparing, filing, prosecuting and maintaining, in such countries as it deems appropriate, patent applications and patents directed to Pharmacopeia Inventions included within the Licensed Technology and conducting any interferences, re-examinations, reissues and oppositions relating to such patent applications and patents.


          (b) Joint Inventions.  Subject to Sections 10.3 and 10.4, (i) BMS
              ----------------
shall be responsible for: (A) preparing, filing, prosecuting and maintaining in the Core Countries, and any additional countries agreed by BMS and Pharmacopeia, patent applications and patents directed to Joint Inventions that claim one or more compositions of matter relating to an Active Compound, Other Compound or a Derivative Compound thereof, or a method of use of any of the foregoing, and conducting any interferences, re-examinations, reissues and oppositions relating thereto, and (B) preparing, filing, prosecuting and maintaining in the Core Countries outside the United States, and any additional countries agreed by BMS and Pharmacopeia, through BMS's patent management and affiliates system, patent applications and patents directed to all other Joint Inventions, and conducting any interferences, re-examinations, reissues and oppositions relating thereto; and (ii) Pharmacopeia shall be responsible for preparing, filing, prosecuting and maintaining in the United States, patent applications and patents directed to all other Joint Inventions, and conducting any interferences, re-examinations, reissues and oppositions relating thereto.


          (c) BMS Inventions.  BMS shall be responsible for preparing, filing,
              --------------
prosecuting and maintaining, in such countries as it deems appropriate, patent applications and patents directed to all BMS Inventions, and conducting any interferences, re-examinations, reissues and oppositions relating thereto.


          10.2.2  Failure to Prosecute.
                  --------------------


          (a) Pharmacopeia Failure to Prosecute.  Pharmacopeia may elect, upon
              ---------------------------------
ninety (90) days prior notice, to discontinue prosecution of any patent applications filed by Pharmacopeia pursuant to Section 10.2.1(a) or 10.2.1(b)(ii) above and/or not to file or conduct any further activities with respect to the patent applications or patents subject to such Sections. In the event Pharmacopeia declines to file or, having filed, fails to further prosecute or maintain any patent applications or patents described in such Sections, or conduct any proceedings including, but not limited to, interferences, re-examinations, reissues, oppositions relating thereto, then BMS shall have the right to prepare, file, prosecute and maintain such patent applications and patents in such countries as it deems appropriate, and conduct such proceedings, at its sole expense. In such case, Pharmacopeia shall immediately execute all necessary documents that may be required in order to enable BMS to file, prosecute and maintain such patent applications and to conduct any such proceedings.


          (b) BMS Failure to Prosecute.  BMS may elect, upon ninety (90) days
              ------------------------
prior notice, to discontinue prosecution of any patent applications filed pursuant to Section 10.2.1 (b) (i) above and/or not to file or conduct any further activities with respect to the patent applications or patents subject to such Section. In the event BMS declines to file or, having filed, fails to further prosecute or maintain any patent applications or patents described in such Section, or conduct any proceedings including, but not limited to, interferences, re-examinations, reissues, oppositions relating thereto, then Pharmacopeia shall have the right to prepare, file, prosecute and maintain such patent applications and patents in such countries as it deems appropriate, and conduct such proceedings, at its sole expense. In such case, BMS shall immediately execute all necessary documents that may be required in order to enable Pharmacopeia to file, prosecute and maintain such patent applications and to conduct any such proceedings.


     10.3 Cooperation. Each of BMS and Pharmacopeia shall keep the other fully
          -----------
informed as to the status of patent matters described in this Article 10, including without limitation, by providing the other the opportunity, as far in advance of filing dates as possible, to fully review and comment on any documents which will be filed in any patent office, and providing the other copies of any substantive documents that such party receives from such patent offices promptly after receipt, including notice of all interferences, reissues, re-examinations, oppositions or requests for patent term extensions. BMS and Pharmacopeia shall each reasonably cooperate with and assist the other at its own expense in connection with such activities, at the other party's request. Patent counsel designated by each party will meet as appropriate, during (i) the Research Term, and (ii) the pendency of any patent applications claiming Joint Inventions described in Section 10.2.1(b), to coordinate, discuss, review and implement patent filing and prosecution strategy.


     10.4  Costs.
           -----
           Responsibilities for costs incurred under this Article shall be as follows:

           (i) Pharmacopeia shall pay all out-of-pocket costs incurred in connection with the conduct of the activities described in Sections 10.2.1(a) and 10.2.1(b)(ii).
           (ii) BMS shall pay all out-of-pocket costs incurred in connection with the conduct of the activities described in Sections 10.2.1(c) and 10.2.1(b)(i).

           (iii) Subject to Section 10.2.2, the parties shall reimburse each other so as to equally share the out-of-pocket costs incurred in connection with conduct of the activities described in
                 Section 10.2.1 (b).


     10.5 Copies. During the term of this Agreement, BMS shall promptly provide
          ------
to Pharmacopeia a copy of any patent applications filed by BMS or its Affiliates or Sublicensees, after the publication thereof, relating to any Collaboration Compounds. During the term of this Agreement, Pharmacopeia shall promptly provide to BMS a copy of any patent applications filed by Pharmacopeia, after the publication thereof, relating to any Active Compounds or Derivative Compounds thereof.


     10.6  Enforcement and Defense.
           -----------------------


          10.6.1 Notice. Each party shall promptly notify the other of any
                 ------
  knowledge it acquires of any potential infringement of the Licensed Technology or the BMS Technology by a third party.


          10.6.2 Joint Inventions. In the event Pharmacopeia or BMS becomes
                 ----------------
aware of any actual or threatened infringement of any patent filed pursuant to
Section 10.2.1(b), that party shall promptly notify the other and the parties shall promptly discuss how to proceed in connection with such actual or threatened infringement. Unless otherwise agreed by the parties, the terms of Sections 10.6.3 and 10.6.4 shall apply; provided, the parties may decide to jointly defend against any patent infringement by third parties, in which case the parties shall also agree on allocation of costs and damages.


          10.6.3 BMS. BMS shall have the initial right, but not the obligation,
                 ---
to take reasonable legal action to enforce against infringements by third parties or defend any declaratory judgment action relating to any patent filed pursuant to Section 10.2.1(b)(i), at its sole cost and expense. If, within six
(6) months following receipt of such notice from Pharmacopeia, BMS fails to take such action to halt a commercially significant infringement, Pharmacopeia shall, in its sole discretion, have the right, at its sole expense, to take such action. BMS shall have the right to enforce patents filed pursuant to Section 10.2.1(c), in its sole discretion, unless Pharmacopeia has acquired a license to BMS' interest in such patents pursuant to Section 9.3.


          10.6.4 Pharmacopeia. Pharmacopeia shall have the initial right, but
                 ------------
not the obligation, to take reasonable legal action to enforce against patent infringement by third parties or defend any declaratory judgment action relating to any patent filed pursuant to Section 10.2.1(a) or 10.2.1(b)(ii), at its sole cost and expense. If, within six (6) months following receipt of such notice from BMS, Pharmacopeia fails to take such action to halt a commercially significant infringement, BMS shall, in its sole discretion, have the right, at its expense, to take such action.

          10.6.5 Cooperation; Costs and Recoveries. Each party agrees to render
                 ---------------------------------
such reasonable assistance as the prosecuting party may request. Costs of maintaining any such action and amounts recovered therefrom shall be paid by and belong to [***]; provided, any such recovery [***] shall be considered [***] of the relevant Product.


     10.7 Infringement Claims. If the manufacture, sale or use of any Product
          -------------------
pursuant to this Agreement because of the practice of the Licensed Technology or the BMS Technology results in any claim, suit or proceeding alleging patent infringement against Pharmacopeia or BMS (or its Affiliates or Sublicensees), such party shall promptly notify the other party hereto in writing setting forth the facts of such claim in reasonable detail. The defendant shall have the exclusive right and obligation to defend and control the defense of any such claim, suit or proceeding, at its own expense, using counsel of its own choice; provided, however, it shall not enter into any settlement which admits or concedes that any aspect of the BMS Technology (in the case of Pharmacopeia) or the Licensed Technology (in the case of BMS) is invalid or unenforceable, without the prior written consent of such other party. The defendant shall keep the other party hereto reasonably informed of all material developments in connection with any such claim, suit or proceeding.


                                  ARTICLE 11

                                CONFIDENTIALITY


     11.1 Confidential Information. Except as otherwise expressly provided
          ------------------------
herein, the parties agree that, for the term of this Agreement and for five (5) years thereafter, the receiving party shall not, except as expressly provided in this Article 11, disclose to any third party or use for any purpose any confidential information furnished to it by the disclosing party hereto pursuant to this Agreement ("Confidential Information") except to the extent that it can be established by the receiving party by competent proof that such information:


          (a) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

          (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

          (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement;

          (d) was independently developed by the receiving party as demonstrated by documented evidence prepared contemporaneously with such independent development; or

*** Information omitted and filed separately with the Commission under Rule 24b-2.

          (e) was disclosed to the receiving party, other than under an obligation of confidentiality, by a third party who had no obligation to the disclosing party not to disclose such information to others.



     11.2 Permitted Use and Disclosures. Each party hereto may use or disclose
          -----------------------------
information disclosed to it by the other party to the extent such information is included in the Licensed Technology or the BMS Technology, as the case may be, and to the extent such use or disclosure is reasonably necessary and permitted in the exercise of such rights granted hereunder in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations or court order or otherwise submitting information to tax or other governmental authorities, conducting clinical trials, or making a permitted sublicense or otherwise exercising license rights expressly granted by the other party to it pursuant to the terms of this Agreement, provided that if a party is required to make any such disclosure, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the other party of such disclosure and, save to the extent inappropriate in the case of patent applications, will use its reasonable efforts to secure confidential treatment of such information in consultation with the other party prior to its disclosure (whether through protective orders or otherwise) and disclose only the minimum necessary to comply with such requirements.


     11.3 Nondisclosure of Terms. Each of the parties hereto agrees not to
          ----------------------
disclose the terms of this Agreement to any third party without the prior written consent of the other party hereto, which consent shall not be unreasonably withheld, except to such party's attorneys, advisors, investors and others on a need to know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law. Notwithstanding the foregoing, the parties shall agree upon a press release and timing to announce the execution of this Agreement, together with a corresponding Q&A outline for use in responding to inquiries about the Agreement; thereafter, Pharmacopeia and BMS may each disclose to third parties the information contained in such press release and Q&A without the need for further approval by the other. In addition, BMS and Pharmacopeia may make public statements regarding the progress of the Research Collaboration and the achievement of milestones and fees with respect thereto, following consultation and mutual agreement, the consent of neither party to be unreasonably withheld.


     11.4 Publication. Any manuscript by Pharmacopeia or BMS describing any
          -----------
scientific data, information or results of the Research Collaboration, other than data, information or results relating to any Collaboration Compound or any screens developed or used in the Research Collaboration, which is to be published during the Research Term or within one (1) year after the end of the Research Term shall be subject to the prior review of the parties at least ninety (90) days prior to submission. Any manuscript by Pharmacopeia or BMS describing any scientific data, information or results of the Research Collaboration relating to any Collaboration Compound or any screens developed or used in the Research Collaboration, which is to be published at any time prior to the launch of a Product consisting of such Collaboration

Compound or containing such Collaboration Compound as an active ingredient or which results from the use of a screen developed or used in the Research Collaboration shall be subject to the prior review of the parties at least ninety (90) days prior to submission. Further, to avoid loss of patent rights as a result of premature public disclosure of patentable information, the receiving party shall notify the disclosing party in writing within thirty (30) days after receipt of any disclosure whether the receiving party desires to file a patent application on any invention disclosed in such proposed publication. In the event that the receiving party desires to file such a patent application, the disclosing party shall withhold publication or disclosure of such scientific results until the earlier of (i) a patent application is filed thereon, or (ii) the parties determine after consultation that no patentable invention exists, or
(iii) one hundred eighty (180) days after receipt by the disclosing party of the receiving party's written notice of the receiving party's desire to file such patent application, or such other period as is reasonable for seeking patent protection. Further, if such scientific results contain the information of the receiving party that is subject to use and nondisclosure restrictions under this
Article 11, the disclosing party agrees to remove such information from the proposed publication or disclosure. Following the filing of any patent application within the Licensed Technology or BMS Technology, in the eighteen
(18) month period prior to the publication of such a patent application, neither party shall make any written public disclosure regarding any invention claimed in such patent application without the prior consent of the other party. In any publication permitted under this Section 11.4, each party shall acknowledge its collaboration with the other party under this Agreement.



                                  ARTICLE 12
                        REPRESENTATIONS AND WARRANTIES


     12.1 Representations and Warranties of Both Parties. Each party represents
          ----------------------------------------------
  and warrants to the other party that, as of the Execution Date:


          (a) Such party is duly organized and validly existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.


          (b) Such party has taken all corporate action necessary to authorize the execution and delivery of this Agreement and the performance its obligations under this Agreement.


          (c) This Agreement is a legal and valid obligation of such party, binding upon such party and enforceable against such party in accordance with the terms of this Agreement. The execution, delivery and performance of this Agreement by such party do not conflict with any agreement, instrument or understanding, oral or written (including, with respect to Pharmacopeia, the Columbia License), to which such party is a party or by which such party may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over such party. All consents, approvals and authorizations from all governmental authorities or other third parties required to be obtained by such party in connection with the execution and delivery of this Agreement have been obtained.


          (d) No person or entity has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon such party for any commission, fee or other compensation as a finder or broker because of any act by such party or of any agent of such party.


     12.2 Pharmacopeia. Pharmacopeia represents and warrants that:
          ------------


          (a) It has not previously granted, and during the term of this Agreement will not knowingly make, any commitment or grant any rights which are in conflict in any material way with the rights and licenses granted herein.


          (b) To the best of its knowledge, it is the owner or licensee of all of the Licensed Technology in existence on the Execution Date, and has the right to grant the licenses or sublicenses granted under this Agreement, as the case may be, therefor.


          (c) To the best of its knowledge as of the Execution Date, there are no existing or threatened actions, suits or claims pending against it with respect to the Licensed Technology.


          (d) To the best of its knowledge as of the Execution Date, the creation or synthesis of encoded combinatorial libraries by Pharmacopeia does not infringe any patent rights of any third party.


          (e) As of the Execution Date, the Columbia License is in full force and effect. To the best of its knowledge as of the Execution Date:
Pharmacopeia has complied with all provisions of the Columbia License, and there does not exist any event of default with respect to Pharmacopeia under the Columbia License which, after notice or lapse of time or both, would constitute an event of breach or default with respect to Pharmacopeia under the Columbia License.


          (f) During the term of the Research Collaboration: (i) Pharmacopeia will use reasonable efforts not to materially breach the Columbia License; and
(ii) Pharmacopeia shall not enter into any subsequent agreement with the licensor under the Columbia License which modifies or amends the Columbia License in a way which would materially adversely affect the rights of BMS under this Agreement.


     12.3 Disclaimer. BMS and Pharmacopeia specifically disclaim any guarantee
          ----------
that the Research Collaboration will be successful, in whole or in part. The failure of the parties to successfully develop Active Compounds or Other Compounds or Derivative Compounds or

Products will not constitute a breach of any representation or warranty or other obligation under this Agreement. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, PHARMACOPEIA AND BMS MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE LICENSED TECHNOLOGY, BMS TECHNOLOGY, COLLABORATION LIBRARIES, INTERNAL LIBRARIES, LIBRARY COMPOUNDS, INFORMATION DISCLOSED HEREUNDER OR PRODUCTS INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF ANY LICENSED TECHNOLOGY OR BMS TECHNOLOGY, PATENTED OR UNPATENTED, OR NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.


                                  ARTICLE 13

                                INDEMNIFICATION


     13.1 BMS. BMS agrees to indemnify, defend and hold Pharmacopeia and its
          ---
Affiliates and their respective directors, officers, employees, agents and their respective successors, heirs and assigns (the "Pharmacopeia Indemnitees") harmless from and against any losses, costs, claims, damages, liabilities or expense (including reasonable attorneys' and professional fees and other expenses of litigation) (collectively, "Liabilities") arising, directly or indirectly out of or in connection with third party claims, suits, actions, demands or judgments, relating to (i) any Products developed, manufactured, used, sold or otherwise distributed by or on behalf of BMS, its Affiliates or Sublicensees or other designees (including, without limitation, product liability and patent infringement claims), (ii) BMS' performance of the Research Collaboration, (iii) the use of the Targets which are involved in the conduct of the Research Collaboration and the making or use of ligands to such Targets; and
(iv) any breach by BMS of the representations and warranties made in this Agreement, except, in each case, to the extent such Liabilities result from a material breach of this Agreement by Pharmacopeia, gross negligence or intentional misconduct of Pharmacopeia.


     13.2 Pharmacopeia. Pharmacopeia agrees to indemnify, defend and hold BMS,
          ------------
its Affiliates and its Sublicensees and their respective directors, officers, employees, agents and their respective heirs and assigns (the "BMS Indemnitees") harmless from and against any losses, costs, claims, damages, liabilities or expense (including reasonable attorneys' and professional fees and other expenses of litigation) (collectively, "Liabilities") arising, directly or indirectly out of or in connection with third party claims, suits, actions, demands or judgments, relating to (i) any product based on a Library Compound developed, manufactured, used, sold or otherwise distributed by or on behalf of Pharmacopeia, its Affiliates, licensees or other designees as permitted under this Agreement (including, without limitation, product liability and patent infringement claims), (ii) the performance of the Research Collaboration by Pharmacopeia, and (iii) any breach by Pharmacopeia of its representations and warranties made in this Agreement, except, in each case, to the extent such Liabilities result from a material breach of this Agreement by BMS, gross negligence or intentional misconduct of BMS.


     13.3  Procedure.  In the event that any Indemnitee (either a BMS
           ---------
Indemnitee or a Pharmacopeia Indemnitee) intends to claim indemnification under this Article 13 it shall promptly notify the other party in writing of such alleged Liability. The indemnifying party shall have the right to control the defense thereof with counsel of its choice as long as such counsel is reasonably acceptable to Indemnitee; provided, however, that any Indemnitee shall have the right to retain its own counsel at its own expense, for any reason, including if representation of any Indemnitee by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party reasonably represented by such counsel in such proceeding. The affected Indemnitee shall cooperate with the indemnifying party and its legal representatives in the investigation of any action, claim or liability covered by this Article 13. The Indemnitee shall not, except at its own cost, voluntarily make any payment or incur any expense with respect to any claim or suit without the prior written consent of the indemnifying party, which such party shall not be required to give.


                                  ARTICLE 14

                             TERM AND TERMINATION




     14.1 Term. The term of this Agreement shall commence on the Effective Date,
          ----
and shall continue in full force and effect on a country-by-country and Product-by-Product basis until BMS and its Sublicensees have no remaining royalty payment obligations in a country, unless terminated earlier as provided in this
Article 14.


     14.2 Termination for Breach. Either party to this Agreement may terminate
          ----------------------
the Research Collaboration and/or this Agreement in the event the other party hereto shall have materially breached or defaulted in the performance of any of its material obligations hereunder, and such default shall have continued for sixty (60) days after written notice thereof was provided to the breaching party by the non-breaching party. Any termination shall become effective at the end of such sixty (60) day period unless the breaching party (or any other party on its behalf) has cured any such breach or default prior to the expiration of the sixty (60) day period; provided, however, in the case of a failure to pay any amount due hereunder, such default may be the basis of termination ten (10) business days following the date that notice of such default was provided to the breaching party.


     14.3 Termination for Insolvency. If voluntary or involuntary proceedings
          --------------------------
by or against a party are instituted in bankruptcy under any insolvency law, or a receiver or custodian is appointed for such party, or proceedings are instituted by or against such party for corporate reorganization, dissolution, liquidation or winding-up of such party, which proceedings, if involuntary, shall not have been dismissed within sixty (60) days after the date of filing, or if such party makes an assignment for the benefit of creditors, or substantially all of the assets of such party are seized or attached and not released within sixty (60) days thereafter, the other party may immediately terminate the Research Collaboration and/or this Agreement, effective upon notice of such termination.


     14.4 Termination Due to Acquisition. During the Research Term, if any major
          ------------------------------
pharmaceutical company which, in the good faith determination of BMS, is a competitor of BMS acquires Pharmacopeia (whether through merger, consolidation or acquisition, directly or indirectly, of stock representing 50% or more of the outstanding voting stock or other equity securities of Pharmacopeia, sale of all or substantially all the assets of Pharmacopeia or otherwise), BMS may terminate the Research Collaboration and/or this Agreement effective ninety (90) days after written notice is transmitted to Pharmacopeia, its parent, successor, or the surviving or new entity, as the case may be.


     14.5 Permissive Termination. If BMS terminates the Research Collaboration
          ----------------------
  pursuant to Section 2.4.3(d) prior to the end of the Initial Term, the Agreement shall terminate in its entirety concurrently.



     14.6  Effect of Breach or Termination.
           -------------------------------


          14.6.1 Accrued Rights and Obligations. Termination of this Agreement
                 ------------------------------
for any reason shall not release either party hereto from any liability which, at the time of such termination, has already accrued to the other party or which is attributable to a period prior to such termination nor preclude either party from pursuing any rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement.


          14.6.2 Return of Materials. Upon any termination of the licenses
                 -------------------
granted to either party pursuant to this Agreement, BMS and/or Pharmacopeia, as the case may be, shall promptly return to the other all Confidential Information (including, without limitation, all Know-How) received from the other party, except one copy of which may be retained for archival purposes.


          14.6.3 Post-Termination Product Sales. In the event of the
                 ------------------------------
cancellation or termination of any license rights with respect to a Product prior to the expiration of this Agreement, inventory of such Product may be sold for up to one year after date of termination or such longer period as the parties may agree, provided earned royalties are paid thereon.



          14.6.4  Licenses.
                  --------

          (a) Following expiration of the term of this Agreement with respect to a Product in a country pursuant to Section 14.1, BMS shall have the royalty-free, perpetual right to make, have made, use and sell such Product in such country. Following expiration of the term of this Agreement with respect to every Product in every country pursuant to
Section 14.1, BMS shall have the royalty-free, perpetual right to continue to make, have made, use and sell all Products worldwide.


          (b) The licenses granted to BMS herein shall terminate in the event of any termination of the Research Collaboration by BMS prior to the end of the Initial Term pursuant to Section 2.4.3(d) or any termination of the Agreement by Pharmacopeia pursuant to Section 14.2 or 14.3.


          (c) Subject to Section 9.3.1, if more than one Product is being commercially developed or exploited by BMS or its Affiliates or Sublicensees hereunder, and Pharmacopeia terminates this Agreement pursuant to Section 14.2 due to a breach relating only to a single Product, then Pharmacopeia shall be entitled to terminate this Agreement only with respect to the applicable Product.


          (d) Except as expressly provided in this Section 14.6.4, in the event of any termination of this Agreement, the licenses granted under this Agreement to either party prior to the effective date of such termination shall remain in effect, subject to the terms and conditions of this Agreement applicable thereto. In such event, the applicable provisions of Articles 6, 7, 9 and 14 shall survive and be applicable to such licenses in addition to the provisions which survive pursuant to Section 14.7.



     14.7 Survival Sections. Sections 2.4.4, 2.6, 2.7, 4.3, 5.1 (as provided
          -----------------
therein), 5.3.4, 6.4, 6.8, 6.9, 7.4, 9.3.2, 9.3.3, 14.6 and 14.7 of this
Agreement, and Articles 8, 10, 11, 12, 13 and 15 shall survive the expiration or termination of this Agreement for any reason.



                                  ARTICLE 15
                                 MISCELLANEOUS


     15.1 Governing Laws. This Agreement and any dispute arising from the
          --------------
construction, performance or breach hereof shall be governed by and construed, and enforced in accordance with, the laws of the state of New Jersey, without reference to conflicts of laws principles.


     15.2 Waiver. It is agreed that no waiver by either party hereto of any
          ------
breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.


     15.3 Assignment. This Agreement shall not be assignable by either party to
          ----------
any third party hereto without the written consent of the other party hereto, except either party may assign this Agreement, without such consent, to an entity that acquires all or substantially all of the business or assets of such party to which this Agreement pertains, whether by merger, reorganization, acquisition, sale, or otherwise. This Agreement shall be binding upon and accrue to the benefit any permitted assignee, and any such assignee shall agree to perform the obligations of the assignor.


     15.4 Independent Contractors. The relationship of the parties hereto is
          -----------------------
that of independent contractors. The parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.


     15.5 Compliance with Laws. In exercising their rights under this license,
          --------------------
the parties shall fully comply in all material respects with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of rights under this license including, without limitation, those applicable to the discovery, development, manufacture, distribution, import and export and sale of Products pursuant to this Agreement.


     15.6 Patent Marking. BMS agrees to mark and have its Affiliates and
          --------------
 Sublicensees mark all Products sold pursuant to this Agreement in accordance with the applicable statute or regulations relating to patent marking in the country or countries of manufacture and sale thereof.


     15.7 Notices. All notices, requests and other communications hereunder
          -------
shall be in writing and shall be personally delivered or by registered or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below, or such other address as may be specified in writing to the other parties hereto and shall be deemed to have been given upon receipt:


          Pharmacopeia:  Pharmacopeia, Inc.
                         101 College Road East
                         Princeton, New Jersey 08540
                         Attn:  Chief Executive Officer


          BMS:           Bristol-Myers Squibb Company
                         P.O. Box 4000
                         Route 206 & Province Line Road
                         Princeton, New Jersey 08543-4000
                         Attention:  Vice President & Senior
                                     Counsel, Pharmaceutical
                                     Research Institute and
                                     Worldwide Strategic
                                     Business Development
                         Facsimile No.:  (609) 252-4232

     15.8 Severability. In the event that any provision of this Agreement
          ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect to the fullest extent permitted by law without said provision, and the parties shall amend the Agreement to the extent feasible to lawfully include the substance of the excluded term to as fully as possible realize the intent of the parties and their commercial bargain.


     15.9 Advice of Counsel. Pharmacopeia and BMS have each consulted counsel of
          -----------------
their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one party or another and will be construed accordingly.


     15.10 Performance Warranty. Each Party hereby warrants and guarantees the
           --------------------
performance of any and all rights and obligations of this Agreement by its Affiliate(s) and Sublicensees.


     15.11 Force Majeure. Neither party shall lose any rights hereunder or be
           -------------
liable to the other party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting party if the failure is occasioned by war, strike, fire, Act of God, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the non-performing party and such party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance.


     15.12 Complete Agreement. This Agreement with its Exhibits, constitutes the
           ------------------
entire agreement, both written and oral, between the parties with respect to the subject matter hereof, and all prior agreements respecting the subject matter hereof, either written or oral, express or implied, including without limitation, the confidentiality agreement entered June 16, 1995, shall be abrogated, canceled, and are null and void and of no effect. No amendment or change hereof or addition hereto shall be effective or binding on either of the parties hereto unless reduced to writing and executed by the respective duly authorized representatives of Pharmacopeia and BMS.

     15.13  Dispute Resolution.
            ------------------


          15.13.1 Mediation. If a dispute arises out of or relates to this
                  ---------
Agreement, or the breach thereof, and if said dispute cannot be settled through negotiation, the Parties agree first to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association, before resorting to arbitration, litigation, or some other dispute resolution procedure.


          15.13.2 Arbitration. Any dispute under this Agreement which is not
                  -----------
settled by mutual consent shall be finally settled by binding arbitration, conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association by three (3) arbitrators appointed in accordance with said rules, unless the parties agree to conduct such arbitration with a single arbitrator. The arbitration shall be held in New York, New York, and the arbitrators shall be independent experts with a background suitable for the matters in dispute. The arbitrators shall determine what discovery will be permitted, consistent with the goal of limiting the cost and time which the parties must expend for discovery; provided the arbitrators shall permit such discovery as they deem necessary to permit an equitable resolution of the dispute. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original and a true copy thereof. The costs of arbitration, including administrative and arbitrators' fees, shall be shared equally by the parties. Each party shall bear its own costs and attorneys' and witness' fees. A disputed performance or suspended performances pending the resolution of the arbitration must be completed within thirty (30) days following the final decision of the arbitrators or such other reasonable period as the arbitrators determine in a written opinion. Any arbitration subject to this Section 15.11 shall be completed within one (1) year from the filing of notice of a request for such arbitration. The award shall be final and binding upon the parties hereto.


     15.14 Non-Solicitation. During the Research Term and for one (1) year
           ----------------
thereafter, neither party shall directly or indirectly, induce or attempt to induce any current employee of the other party or any of its Affiliates, to accept employment or affiliation with the other party or any of its Affiliates.


     15.15 Headings. The captions to the several Sections hereof are not a part
           --------
of this Agreement, but are included merely for convenience of reference and shall not affect its meaning or interpretation.


     15.16 Counterparts. This Agreement may be executed in counterparts, each of
           ------------
which shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized representatives and delivered in duplicate originals as of the Execution Date.


BRISTOL-MYERS SQUIBB COMPANY              PHARMACOPEIA, INC.


By:    /S/ MARILYN HARTIG                By:    /S/ JOSEPH A. MOLLICA
       ------------------------                 ---------------------------
Name:  Marilyn Hartig, Ph.D.             Name:  Joseph A. Mollica, Ph.D.
       ------------------------                 ---------------------------

Title: Vice President External Science   Title: Chairman & CEO
      --------------------------------          ---------------------------
                          & Technology
                          ------------

                                 EXHIBIT A



     1. The Collaboration Libraries will be provided by Pharmacopeia to BMS in 96-well microtiter plates dried and sealed under argon and suitable for high throughput screening following resuspension. The type of plate, the number of compounds per well, and format for control wells will be determined by the Research Steering Committee.


     2. A single sampling for any Collaboration Library will contain that number of plates required to contain [***]of compounds as are contained in each library; e.g., [***] randomly selected compounds would be provided for a library of [***] members in each single sampling. By way of illustration, a single sampling from a [***]-member library arrayed at [***] compounds per well in [***] wells would require about [***] plates. The samplings will be provided at an agreed rate, consistent with BMS' ability to screen compounds and Pharmacopeia's production schedule.


     3. After BMS has identified active wells from plates in the [***] Pharmacopeia will [***] Pharmacopeia will then decode the chemical structure of any singly arrayed Other Compound after receiving notice from BMS requesting such decoding.


     4. For a period of up to six (6) months from delivery of a sampling, Pharmacopeia will store the corresponding "master" plates containing the same compounds but attached to solid support.


     5. Pharmacopeia shall not be responsible for replacing plates which are rendered unusable due to BMS' failure to promptly screen or store libraries under conditions recommended by Pharmacopeia at the time of delivery; provided, however, that BMS may request Pharmacopeia to replace such plates on the terms and conditions set forth herein.


* Information omitted and filed separately with the Commission under Rule 24b-2